                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-130684

                                 Morgan Stanley

                                   ----------

                                      IQ12

                                   ----------

                                 $2,552,837,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                        LASALLE BANK NATIONAL ASSOCIATION
                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                    PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC
                      AS SPONSORS AND MORTGAGE LOAN SELLERS

                                 SUNTRUST BANK
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                            AS MORTGAGE LOAN SELLERS

                                   ----------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

                                   ----------

                                DECEMBER 6, 2006

           MORGAN STANLEY                       LASALLE FINANCIAL SERVICES, INC.
SOLE BOOKRUNNER AND CO-LEAD MANAGER                      CO-LEAD MANAGER

RBS GREENWICH                MERRILL LYNCH & CO.               SUNTRUST ROBINSON
CAPITAL                                                                 HUMPHREY

--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.
Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-718-1649.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of, or attached to, the email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another email system.

--------------------------------------------------------------------------------

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

TRANSACTION FEATURES

o    Sellers:

                                              NO. OF    CUT-OFF DATE     % OF
SELLERS                                       LOANS      BALANCE ($)     POOL
-----------------------------------------------------------------------------
LaSalle Bank National Association               146     1,186,092,370    43.4
Morgan Stanley Mortgage Capital Inc.             48       989,181,987    36.2
Prudential Mortgage Capital Funding, LLC         19       256,931,500     9.4
SunTrust Bank                                    30       184,277,259     6.7
Massachusetts Mutual Life Insurance Company      26       113,824,413     4.2
-----------------------------------------------------------------------------
TOTAL:                                          269    $2,730,307,529   100.0%
-----------------------------------------------------------------------------

o    Loan Pool:

     o    Average Cut-off Date Balance: $10,149,842

     o    Largest Mortgage Loan by Cut-off Date Balance: $250,000,000

     o    Five largest and ten largest loans: 28.5% and 38.8% of pool, respectively

o    Property Types:

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIE CHART IN THE PRINTED MATERIAL.]

Manufactured Housing Community    1.0%
Office                           28.0%
Multifamily                      22.1%
Retail                           21.3%
Industrial                       12.1%
Hospitality                      10.5%
Mixed Use                         2.8%
Self Storage                      2.2%

o    Credit Statistics:

     o    Weighted average debt service coverage ratio of 1.55x

     o    Weighted average debt service coverage ratio after IO period of 1.48x

     o    Weighted average current loan-to-value ratio of 65.9%; weighted average balloon loan-to-value ratio of 60.5%

o    Call Protection:

     o    204 loans (85.5% of the pool) have a lockout period ranging from 24 to
          36 payments from origination, then defeasance provisions

     o    55 loans (11.1% of the pool) have a lockout period ranging from 5 to
          133 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%

     o    1 loan (1.4% of the pool) has no lockout period, then permits defeasance or the greater of yield maintenance and a prepayment premium of 1.0%, then an amount equal to 2.0% of the outstanding balance, then an amount equal to 1.0% of the outstanding balance

     o    2 loans (0.5% of the pool) have a lockout period of 24 to 25 payments, then permits defeasance or the greater of yield maintenance and a prepayment premium of 1%

     o    1 loan (0.4% of the pool) has a lockout period of 26 payments, then permits defeasance, then followed by the defeasance or the greater of yield maintenance and a prepayment premium of 1%

     o    1 loan (0.3% of the pool) has a lockout period of 23 payments, then permits a prepayment with the greater of yield maintenance and 1.0%, followed by an amount equal to 2.0% of the outstanding balance, and then followed by an amount equal to 1.0% of the outstanding balance

     o    2 loans (0.3% of the pool) have a lockout period ranging from 120 to
          167 payments then permits a prepayment with the greater of yield maintenance and 2.0%

     o    1 loan (0.3% of the pool) has a lockout period of 25 payments, then permits defeasance followed by a prepayment premium of 1%

     o    1 loan (0.2% of the pool) has a lockout period of 119 payments, then permits a prepayment with yield maintenance

     o    1 loan (0.1% of the pool) has no lockout period and permits prepayments with the greater of yield maintenance and 1.0%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-2

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

o    Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Paying
     Agent in addition to detailed payment and delinquency information.
     Information provided by the Paying Agent is expected to be available at
     www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicers through the
     Paying Agent's website at www.etrustee.net.

o    Bond Information: Cash flows are expected to be modeled by TREPP and INTEX and are expected to be available on BLOOMBERG.
     Bloomberg Ticker: MSC 2006-IQ12 *MTGE** *GO**

o    Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-3

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

OFFERED CERTIFICATES

         APPROXIMATE
           INITIAL    APPROXIMATE                                         EXPECTED FINAL  APPROXIMATE INITIAL      CERTIFICATE
         CERTIFICATE     CREDIT      RATINGS      AVERAGE    PRINCIPAL     DISTRIBUTION       PASS-THROUGH     PRINCIPAL TO VALUE
 CLASS    BALANCE(1)   SUPPORT(2)  (FITCH/S&P)  LIFE(3)(4)  WINDOW(3)(5)      DATE(3)          RATE(6)              RATIO(7)
---------------------------------------------------------------------------------------------------------------------------------

A-1       55,400,000    30.000%      AAA/AAA       2.99         1 - 58      10/15/2011%                 46.15%
A-1A     530,349,000    30.000%      AAA/AAA       8.61        1 - 120      12/15/2016%                 46.15%
A-2       70,200,000    30.000%      AAA/AAA       4.82        58 - 58      10/15/2011%                 46.15%
A-NM(8)  225,000,000    30.000%      AAA/AAA       4.84        58 - 59      11/15/2011%                 46.15%
A-3       44,500,000    30.000%      AAA/AAA       6.58        78 - 83      11/15/2013%                 46.15%
A-AB      88,200,000    30.000%      AAA/AAA       7.22        59 - 110     02/15/2016%                 46.15%
A-4      897,566,000    30.000%      AAA/AAA       9.80       110 - 119     11/15/2016%                 46.15%
A-M      273,031,000    20.000%      AAA/AAA       9.98       120 - 120     12/15/2016%                 52.75%
A-J      242,314,000    11.125%      AAA/AAA       9.98       120 - 120     12/15/2016%                 58.60%
B         17,065,000    10.500%      AA+/AA+       9.98       120 - 120     12/15/2016%                 59.01%
C         44,367,000     8.875%       AA/AA        9.98       120 - 120     12/15/2016%                 60.08%
D         27,303,000     7.875%      AA-/AA-       9.98       120 - 120     12/15/2016%                 60.74%
E         13,652,000     7.375%       A+/A+        9.98       120 - 120     12/15/2016%                 61.07%
F         23,890,000     6.500%        A/A         9.98       120 - 120     12/15/2016%                 61.65%

PRIVATE CERTIFICATES(9)

          APPROXIMATE
            INITIAL
          CERTIFICATE                                                                        APPROXIMATE  CERTIFICATE
          BALANCE OR    APPROXIMATE                                         EXPECTED FINAL     INITIAL     PRINCIPAL
           NOTIONAL        CREDIT      RATINGS      AVERAGE     PRINCIPAL    DISTRIBUTION   PASS-THROUGH    TO VALUE
 CLASS     AMOUNT(1)      SUPPORT    (FITCH/S&P)  LIFE(3)(4)  WINDOW(3)(5)      DATE(3)        RATE(6)      RATIO(7)
---------------------------------------------------------------------------------------------------------------------

X-1(10)  1,365,153,764        --       AAA/AAA         --           --            --              %            --
X-2(10)  1,339,466,000        --       AAA/AAA         --           --            --              %            --
X-W(10)  1,365,153,764        --       AAA/AAA         --           --            --              %            --
G           23,890,000     5.625%       A-/A-        9.98       120 - 120     12/15/2016%          62.23%
H           27,303,000     4.625%     BBB+/BBB+      9.98       120 - 120     12/15/2016%          62.89%
J           27,303,000     3.625%      BBB/BBB       9.98       120 - 120     12/15/2016%          63.55%
K           34,129,000     2.375%     BBB-/BBB-      9.98       120 - 120     12/15/2016%          64.37%
L            3,413,000     2.250%      BB+/BB+       9.98       120 - 120     12/15/2016%          64.45%
M            6,826,000     2.000%       BB/BB        9.98       120 - 120     12/15/2016%          64.62%
N           13,651,000     1.500%      BB-/BB-       9.98       120 - 120     12/15/2016%          64.95%
O            3,413,000     1.375%       B+/B+        9.98       120 - 120     12/15/2016%          65.03%
P            6,826,000     1.125%       NR/B         9.98       120 - 120     12/15/2016%          65.19%
Q           10,239,000     0.750%       NR/B-        9.98       120 - 120     12/15/2016%          65.44%
S           20,477,529        --        NR/NR       12.73       120 - 181     01/15/2022%          65.94%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-4

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

Notes:    (1)   As of December 1, 2006. In the case of each such Class, subject to a permitted variance of plus or minus 5%. Mortgage loans may be removed from or added to the mortgage pool prior to the closing within such maximum permitted variance. Any reduction or increase in the number of mortgage loans within these parameters will result in consequential changes to the initial certificate balance of each class of offered certificates and to the other statistical data contained in this prospectus supplement. No changes in the statistical data will be made in the final
                prospectus supplement unless such changes are material.

          (2)   The percentages indicated under the column "Approximate Credit
                Support" with respect to the Class A-1, A-1A, A-2, A-NM, A-3,
                A-AB and A-4 Certificates represent the approximate credit support for the Class A-1, A-1A, A-2, A-NM, A-3, A-AB and A-4
                Certificates in the aggregate.

          (3)   Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.

          (4)   Average life is expressed in terms of years.

          (5)   Principal window is the period (expressed in terms of months and commencing with the month of January 2007) during which
                distributions of principal are expected to be made to the
                holders of each designated Class.

          (6)   The Class A-1, A1-A, A-2, A-NM, A-3, A-AB, A-4, A-M, A-J, B, C,
                D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The
                Class X-1, X-2 and X-W Certificates will accrue interest at a variable rate as defined in the Prospectus Supplement.

          (7)   Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                Class A-1, A-1A, A-2, A-NM, A-3, A-AB and A-4 Certificate
                Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, A-1A, A-2, A-NM, A-3, A-AB and A-4 Certificate
                Balances.

          (8)   All principal in the form of voluntary prepayments from the
                Natick Mall Mortgage Loan will be applied to first pay principal to the Class A-NM Certificates until its balance is reduced to zero and to then pay principal to the other classes of
                certificates with a principal balance in order of priority as described in the Prospectus Supplement.

          (9)   Not offered pursuant to the prospectus and prospectus
                supplement. Certificates to be offered privately pursuant to
                Rule 144A. Information provided herein regarding the
                characteristics of these certificates is provided only to
                enhance understanding of the offered certificates.

          (10)  The Class X-1, X-2 and X-W Notional Amounts are defined herein and in the Prospectus Supplement

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-5

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

I. ISSUE CHARACTERISTICS

ISSUE TYPE:                Public: Classes A-1, A-1A, A-2, A-NM, A-3, A-AB, A-4,
                           A-M, A-J, B, C, D, E and F (the "Offered
                           Certificates")

                           Private (Rule 144A): Classes X-1, X-2, X-W, G, H, J,
                           K, L, M, N, O, P, Q and S

SECURITIES OFFERED:        $2,552,837,000 monthly pay, multi-class, sequential
                           pay commercial mortgage REMIC Pass-Through
                           Certificates, including fourteen principal and
                           interest classes (A-1, A-1A, A-2, A-NM, A-3, A-AB,
                           A-4, A-M, A-J, B, C, D, E and F)

SELLERS:                   LaSalle Bank National Association, Morgan Stanley
                           Mortgage Capital Inc., Prudential Mortgage Capital
                           Funding, LLC, SunTrust Bank and Massachusetts Mutual
                           Life Insurance Company

LEAD BOOKRUNNER AND
CO-LEAD MANAGER:           Morgan Stanley & Co. Incorporated

CO-LEAD MANAGER:           LaSalle Financial Services, Inc.

CO-MANAGERS:               Greenwich Capital Markets, Inc., Merrill Lynch,
                           Pierce, Fennar & Smith Incorporated and SunTrust
                           Capital Markets Inc.

MASTER SERVICERS:          Capmark Finance Inc. will act as master servicer with
                           respect to all of the mortgage loans in the trust,
                           other than the mortgage loans sold to the trust by
                           Prudential Mortgage Capital Funding, LLC and
                           Prudential Asset Resources, Inc. will act as master
                           servicer with respect to the mortgage loans sold to
                           the trust by Prudential Mortgage Capital Funding, LLC

PRIMARY SERVICERS:         Babson Capital Management LLC with respect to those
                           mortgage loans sold to the trust by Massachusetts
                           Mutual Life Insurance Company; and SunTrust Bank with
                           respect to those mortgage loans sold to the trust by
                           SunTrust Bank

SPECIAL SERVICER:          ARCap Servicing, Inc. will act as special servicer
                           with respect to all of the mortgage loans in the
                           trust

PAYING AGENT:              LaSalle Bank National Association

TRUSTEE:                   Wells Fargo Bank, N.A.

CUT-OFF DATE:              December 1, 2006. For purposes of the information
                           contained in this term sheet, scheduled payments due
                           in December 2006 with respect to mortgage loans not
                           having payment dates on the first day of each month
                           have been deemed received on December 1, 2006, not
                           the actual day on which such scheduled payments were
                           due.

EXPECTED CLOSING DATE:     On or about December 21, 2006

DISTRIBUTION DATES:        The 15th day of each month (or if the 15th is not a
                           business day, the next succeeding business day),
                           commencing January 15, 2007

MINIMUM DENOMINATIONS:     $25,000 for the Class A Certificates and $100,000 for
                           all other Offered Certificates and in multiples of $1
                           thereafter.

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with
                           accrued interest.

LEGAL/REGULATORY STATUS:   The Offered Certificates are expected to be eligible
                           for exemptive relief under ERISA. No Class of
                           Certificates is SMMEA eligible.

RISK FACTORS:              THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE
                           SUITABLE FOR ALL INVESTORS. SEE THE "RISK FACTORS"
                           SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK
                           FACTORS" SECTION OF THE PROSPECTUS

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-6

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

II. STRUCTURE CHARACTERISTICS

The Class A-1, A-1A, A-2, A-NM, A-3, A-AB, A-4, A-M, A-J, B, C, D, E, F, G, H,
J, K, L, M, N, O, P, Q and S Certificates will each accrue interest at either
(i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate, or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage, which percentage may be zero. The Class X-1, X-2 and X-W Certificates will accrue interest at a variable rate.

All principal in the form of voluntary prepayments from the Natick Mall Mortgage
Loan will be applied to first pay principal to the Class A-NM Certificates until its balance is reduced to zero and to then pay principal to the other classes of certificates with a principal balance in order of priority as described in the
Prospectus Supplement.

                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-7

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

Class X-1, X-2 and X-W           The notional amount of the Class X-1
Notional Balances:               Certificates will be equal to 50% of the
                                 aggregate of the certificate balances of the
                                 classes of certificates with principal balances
                                 outstanding from time to time.

                                 The notional amount of the Class X-W
                                 Certificates will be equal to 50% of the
                                 aggregate of the certificate balances of the
                                 classes of certificates with principal balances
                                 outstanding from time to time.

                                 The notional amount of the Class X-2
                                 Certificates will equal:

                                 o    during the period from the closing date
                                      through and including the distribution
                                      date occurring in December 2007, the sum
                                      of (a) the lesser of $24,304,000 and 50%
                                      of the certificate balance of the Class
                                      A-1 Certificates outstanding from time to
                                      time and (b) the lesser of $263,360,500
                                      and 50% of the certificate balance of the
                                      Class A-1A Certificates outstanding from
                                      time to time and (c) 50% of the aggregate
                                      of the certificate balances of the Class
                                      A-2, A-NM, A-3, A-AB, A-4, A-M, A-J, B, C,
                                      D, E, F, G, H, J, K, L, M and N
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2007 through and including the
                                      distribution date occurring in December
                                      2008, the sum of (a) the lesser of
                                      $251,893,500 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $16,311,500 and 50% of the
                                      certificate balance of the Class A-2
                                      Certificates outstanding from time to time
                                      and (c) 50% of the aggregate of the
                                      certificate balances of the Class A-NM,
                                      A-3, A-AB, A-4, A-M, A-J, B, C, D, E, F,
                                      G, H, J, K, L and M Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $1,002,000 and 50% of the
                                      certificate balance of the Class N
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2008 through and including the
                                      distribution date occurring in December
                                      2009, the sum of (a) the lesser of
                                      $239,955,500 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $12,180,000 and 50% of the
                                      certificate balance of the Class A-3
                                      Certificates outstanding from time to
                                      time, (c) 50% of the aggregate of the
                                      certificate balances of the Class A-AB,
                                      A-4, A-M, A-J, B, C, D, E, F, G and H
                                      Certificates outstanding from time to time
                                      and (d) the lesser of $9,909,000 and 50%
                                      of the certificate balance of the Class J
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2009 through and including the
                                      distribution date occurring in December
                                      2010, the sum of (a) the lesser of
                                      $225,451,000 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $11,840,500 and 50% of the
                                      certificate balance of the Class A-AB
                                      Certificates outstanding from time to
                                      time, (c) 50% of the

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-8

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

                                      aggregate of the certificate balances of
                                      the Class A-4, A-M, A-J, B, C, D, E and F
                                      Certificates outstanding from time to time
                                      and (d) the lesser of $10,488,500 and 50%
                                      of the certificate balance of the Class G
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2010 through and including the
                                      distribution date occurring in December
                                      2011, the sum of (a) the lesser of
                                      $196,708,500 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $394,427,500 and 50% of the
                                      certificate balance of the Class A-4
                                      Certificates outstanding from time to
                                      time, (c) 50% of the aggregate of the
                                      certificate balances of the Class A-M,
                                      A-J, B, C, D and E Certificates
                                      outstanding from time to time and (d) the
                                      lesser of $946,500 and 50% of the
                                      certificate balance of the Class F
                                      Certificates outstanding from time to
                                      time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2011 through and including the
                                      distribution date occurring in December
                                      2012, the sum of (a) the lesser of
                                      $186,993,500 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $344,148,000 and 50% of the
                                      certificate balance of the Class A-4
                                      Certificates outstanding from time to
                                      time, (c) 50% of the aggregate of the
                                      certificate balances of the Class A-M,
                                      A-J, B and C Certificates outstanding from
                                      time to time and (d) the lesser of
                                      $2,359,500 and 50% of the certificate
                                      balance of the Class D Certificates
                                      outstanding from time to time;

                                 o    during the period following the
                                      distribution date occurring in December
                                      2012 through and including the
                                      distribution date occurring in December
                                      2013, the sum of (a) the lesser of
                                      $170,426,000 and 50% of the certificate
                                      balance of the Class A-1A Certificates
                                      outstanding from time to time, (b) the
                                      lesser of $294,358,000 and 50% of the
                                      certificate balance of the Class A-4
                                      Certificates outstanding from time to
                                      time, (c) 50% of the aggregate of the
                                      certificate balances of the Class A-M, A-J
                                      and B Certificates outstanding from time
                                      to time and (d) the lesser of $7,284,000
                                      and 50% of the certificate balance of the
                                      Class C Certificates outstanding from time
                                      to time; and

                                 o    following the distribution date occurring
                                      in December 2013, $0

Class X-1 Pass-Through Rate:     The pass-through rate applicable to the Class
                                 X-1 Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X-1 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-1 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of 50% or a lesser designated
                                 portion of the certificate balance of one of
                                 the classes of the certificates with a
                                 principal balance. In general, 50% of the
                                 certificate balance of each class of
                                 certificates with a principal balance will
                                 constitute a separate component of the total
                                 notional amount of the Class X-1 Certificates;
                                 provided that, if a portion, but not more than
                                 50%, of the certificate balance of any
                                 particular class of

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                       T-9

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

                                 certificates with a principal balance is
                                 identified as being part of the total notional
                                 amount of the Class X-2 Certificates
                                 immediately prior to any distribution date,
                                 then that identified portion of such
                                 certificate balance will also represent one or
                                 more separate components of the total notional
                                 amount of the Class X-1 Certificates for
                                 purposes of calculating the accrual of interest
                                 for the related distribution date, and the
                                 remaining portion of such certificate balance
                                 will represent one or more other separate
                                 components of the Class X-1 Certificates for
                                 purposes of calculating the accrual of interest
                                 for the related distribution date. For any
                                 distribution date occurring in or before
                                 December 2013, on any particular component of
                                 the total notional amount of the Class X-1
                                 Certificates immediately prior to the related
                                 distribution date, the applicable Class X-1
                                 Strip Rate will be calculated as follows:

                                 o    if such particular component consists of
                                      50% of the certificate balance (or a
                                      lesser designated portion of that
                                      certificate balance) of any class of
                                      certificates with a principal balance, and
                                      if such 50% (or that designated portion)
                                      of such certificate balance also
                                      constitutes a component of the total
                                      notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the weighted
                                      average net mortgage rate for such
                                      distribution date, over (b) the greater of
                                      (i) the rate per annum corresponding to
                                      such distribution date as set forth on
                                      Schedule A attached to the prospectus
                                      supplement and (ii) the pass-through rate
                                      for such distribution date for such class
                                      of certificates with a principal balance;
                                      and

                                 o    if such particular component consists of
                                      50% of the entire certificate balance (or
                                      a designated portion of that certificate
                                      balance) of any class of certificates with
                                      a principal balance, and if such 50% (or
                                      that designated portion) of such
                                      certificate balance does not also
                                      constitute a component of the total
                                      notional amount of the Class X-2
                                      Certificates immediately prior to the
                                      related distribution date, then the
                                      applicable Class X-1 Strip Rate will equal
                                      the excess, if any, of (a) the weighted
                                      average net mortgage rate for such
                                      distribution date, over (b) the
                                      pass-through rate for such distribution
                                      date for such class of certificates with a
                                      principal balance.

                                 For any distribution date occurring after
                                 December 2013, 50% of the certificate balance
                                 of each class of certificates with a principal
                                 balance will constitute a separate component of
                                 the total notional amount of the Class X-1
                                 Certificates, and the applicable Class X-1
                                 Strip Rate with respect to each such component
                                 for each such distribution date will equal the
                                 excess, if any, of (a) the weighted average net
                                 mortgage rate for such distribution date, over
                                 (b) the pass-through rate for such distribution
                                 date for such class of certificates with a
                                 principal balance.

                                 Under no circumstances will any Class X-1 Strip
                                 Rate be less than zero.

Class X-2 Pass-Through Rate:     The pass-through rate applicable to the Class
                                 X-2 Certificates for the initial distribution
                                 date will equal approximately [_]% per annum.
                                 The pass-through rate applicable to the Class
                                 X-2 Certificates for each distribution date
                                 subsequent to the initial distribution date and
                                 on or

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-10

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

                                 before the distribution date in December 2013
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X-2 Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-2 Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of 50% or a lesser designated
                                 portion of the certificate balance of a
                                 specified class of certificates with a
                                 principal balance. If 50% or a lesser
                                 designated portion of the certificate balance
                                 of any class of certificates with a principal
                                 balance is identified as being part of the
                                 total notional amount of the Class X-2
                                 Certificates immediately prior to any
                                 distribution date, then 50% of that certificate
                                 balance (or designated portion of it) will
                                 represent one or more separate components of
                                 the total notional amount of the Class X-2
                                 Certificates for purposes of calculating the
                                 accrual of interest for the related
                                 distribution date. For any distribution date
                                 occurring in or before December 2013, on any
                                 particular component of the total notional
                                 amount of the Class X-2 Certificates
                                 immediately prior to the related distribution
                                 date, the applicable Class X-2 Strip Rate will
                                 equal the excess, if any, of:

                                 o    the lesser of (a) the rate per annum
                                      corresponding to such distribution date as
                                      set forth on Schedule A attached to the
                                      prospectus supplement and (b) the weighted
                                      average net mortgage rate for such
                                      distribution date, over

                                 o    the pass-through rate for such
                                      distribution date for the class of
                                      principal balance certificates that
                                      comprises such component.

                                 Under no circumstances will any Class X-2 Strip
                                 Rate be less than zero.

Class X-W Pass-Through Rate:     The pass-through rate applicable to the Class
                                 X-W Certificates for each distribution date
                                 subsequent to the initial distribution date
                                 will equal the weighted average of the
                                 respective strip rates (the "Class X-W Strip
                                 Rates") at which interest accrues from time to
                                 time on the respective components of the total
                                 notional amount of the Class X-W Certificates
                                 outstanding immediately prior to the related
                                 distribution date (weighted on the basis of the
                                 respective balances of such components
                                 outstanding immediately prior to such
                                 distribution date). Each of those components
                                 will be comprised of 50% of the certificate
                                 balance of one of the classes of the
                                 certificates with a principal balance.

                                 For any distribution date, 50% of the
                                 certificate balance of each class of
                                 certificates with a principal balance will
                                 constitute a separate component of the total
                                 notional amount of the Class X-W Certificates,
                                 and the applicable Class X-W Strip Rate with
                                 respect to each such component for each such
                                 distribution date will equal the excess, if
                                 any, of (a) the weighted average net mortgage
                                 rate for such distribution date, over (b) the
                                 pass-through rate for such distribution date
                                 for such class of certificates with a principal
                                 balance.

                                 Under no circumstances will any Class X-W Strip
                                 Rate be less than zero.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-11

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

Yield Maintenance/Prepayment     On any Distribution Date, Prepayment Premiums
Premium Allocation:              or Yield Maintenance Charges collected in
                                 respect of each mortgage loan included in Loan
                                 Group 1 during the related Collection Period
                                 will be distributed by the paying agent on the
                                 Classes of Certificates as follows: to the
                                 holders of each of the Class A-1, A-2, A-NM,
                                 A-3, A-AB, A-4, A-M, A-J, B, C, D, E, F, G, H,
                                 J and K Certificates then entitled to
                                 distributions of principal on such Distribution
                                 Date, an amount equal to the product of (a) a
                                 fraction, which in no event may be greater than
                                 1.0 or less than 0.0, the numerator of which is
                                 the amount distributed as principal to the
                                 holders of that Class on that Distribution
                                 Date, and the denominator of which is the total
                                 amount distributed as principal to the holders
                                 of all Classes of Certificates except the Class
                                 A-1A Certificates on that Distribution Date,
                                 (b) the Base Interest Fraction for the related
                                 principal prepayment and that Class and (c) the
                                 amount of the Prepayment Premium or Yield
                                 Maintenance Charge collected in respect of such
                                 principal prepayment during the related
                                 Collection Period.

                                 On any Distribution Date, Prepayment Premiums
                                 or Yield Maintenance Charges collected in
                                 respect of each mortgage loan included in Loan
                                 Group 2 during the related Collection Period
                                 will be distributed by the paying agent as
                                 follows: to the holders of the Class A-1A
                                 Certificates then entitled to distributions of
                                 principal on such Distribution Date, an amount
                                 equal to the product of (a) a fraction, which
                                 in no event may be greater than 1.0 or less
                                 than 0.0, the numerator of which is the amount
                                 distributed as principal to the holders of that
                                 Class on that Distribution Date, and the
                                 denominator of which is the total amount
                                 distributed as principal to the holders of the
                                 Class A-1A Certificates, (b) the Base Interest
                                 Fraction for the related principal prepayment
                                 and that Class and (c) the amount of the
                                 Prepayment Premium or Yield Maintenance Charge
                                 collected in respect of such principal
                                 prepayment during the related Collection
                                 Period.

                                 Any Prepayment Premiums or Yield Maintenance
                                 Charges described in the previous paragraphs
                                 remaining after the distributions described in
                                 the paragraph above will be distributed to the
                                 holders of the Class X Certificates.

                                 No Prepayment Premiums and Yield Maintenance
                                 Charges will be distributed to holders of the
                                 Class L, M, N, O, P, Q or S Certificates or the
                                 Residual Certificates. Any Prepayment Premiums
                                 or Yield Maintenance Charges distributed to
                                 holders of a Class of Certificates may not be
                                 sufficient to compensate those holders for any
                                 loss in yield attributable to the related
                                 principal prepayments.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-12

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

                                 The following is an example of the Prepayment
                                 Premium Allocation based on the information
                                 contained herein and the following assumptions:

                                 Two Classes of Certificates: Class A-1 and X

                                 The characteristics of the Mortgage Loan being
                                 prepaid are as follows:

                                      o    Loan Balance: $10,000,000
                                      o    Mortgage Rate: 6.00%
                                      o    Maturity Date: 5 years

                                 The Discount Rate is equal to 4.50%

                                 The Class A-1 Pass-Through Rate is equal to
                                 5.00%

                                                            CLASS A-1 CERTIFICATES
                                 ---------------------------------------------------------------------------
                                                                                                    YIELD
                                                                                                 MAINTENANCE
                                               METHOD                               FRACTION      ALLOCATION
                                 ---------------------------------------------   -------------   -----------

                                 (Class A-1 Pass Through Rate - Discount Rate)   (5.00%-4.50%)
                                 ---------------------------------------------   -------------      33.33%
                                        (Mortgage Rate - Discount Rate)          (6.00%-4.50%)

                                                            CLASS X CERTIFICATES
                                 ---------------------------------------------------------------------------
                                                                                                    YIELD
                                                                                                 MAINTENANCE
                                               METHOD                               FRACTION      ALLOCATION
                                 ---------------------------------------------   -------------   -----------

                                         (1 - Class A-1 YM Allocation)             (1-33.33%)       66.67%

THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN
ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS,
PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-13

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

III. SELLERS                     LaSalle Bank National Association ("LaSalle")

                                 The Mortgage Pool includes 146 Mortgage Loans,
                                 representing 43.4% of the Initial Pool Balance,
                                 that were originated by or on behalf of
                                 LaSalle.

                                 LaSalle is a subsidiary of LaSalle Bank
                                 Corporation, which is a subsidiary of ABN AMRO
                                 North America Holding Company, which is a
                                 subsidiary of ABN AMRO Bank, N.V., a bank
                                 organized under the laws of the Netherlands. As
                                 of September 30, 2006, LaSalle had total assets
                                 of approximately $71.4 billion.

                                 Morgan Stanley Mortgage Capital Inc. ("MSMC")

                                 The Mortgage Pool includes 48 Mortgage Loans,
                                 representing 36.2% of the Initial Pool Balance,
                                 that were originated by or on behalf of MSMC.

                                 MSMC is a subsidiary of Morgan Stanley & Co.
                                 Incorporated and was formed to originate and
                                 purchase mortgage loans secured by commercial
                                 and multifamily real estate.

                                 Prudential Mortgage Capital Funding, LLC
                                 ("Prudential")

                                 The Mortgage Pool includes 19 Mortgage Loans,
                                 representing 9.4% of the Initial Pool Balance,
                                 that are being contributed by Prudential.

                                 PMCF is a wholly-owned subsidiary of PMCC and
                                 is an affiliate of Prudential Asset Resources,
                                 Inc., one of the master servicers in this
                                 transaction. PMCF and PMCC's ultimate
                                 beneficial owner is Prudential Financial, Inc.
                                 (NYSE: PRU). A significant aspect of PMCC's
                                 business is the origination, underwriting and
                                 sale to PMCF of mortgage loans secured by
                                 commercial and multifamily properties, which
                                 mortgage loans are in turn primarily sold
                                 through CMBS securitizations.

                                 SunTrust Bank ("SunTrust")

                                 The Mortgage Pool includes 30 Mortgage Loans,
                                 representing 6.7% of the Initial Pool Balance,
                                 that are being contributed by SunTrust.

                                 SunTrust is a Georgia banking corporation and a
                                 member of the Federal Reserve System. Each of
                                 the SunTrust mortgage loans were originated and
                                 underwritten by SunTrust. The principal offices
                                 of SunTrust Mortgage are located at 303
                                 Peachtree Street, Atlanta, GA 30308. SunTrust
                                 Bank is also a primary servicer for those
                                 mortgage loans transferred by it to the trust.

                                 Massachusetts Mutual Life Insurance Company
                                 ("MassMutual")

                                 The Mortgage Pool includes 26 Mortgage Loans,
                                 representing 4.2% of the Initial Pool Balance,
                                 that are being contributed by MassMutual.

                                 MassMutual, based in Springfield,
                                 Massachusetts, is a global diversified
                                 financial services organization with more than
                                 31,000 employees and sales representatives
                                 around the world. Babson Capital Management
                                 LLC, a MassMutual subsidiary, serves as the
                                 sole and exclusive real estate debt investment
                                 advisor to the MassMutual General Investment
                                 Account. Babson Capital Management LLC also
                                 manages and services real estate debt assets
                                 and funds for institutional clients worldwide.

                                 Each of the mortgage loans sold to the trust by
                                 MassMutual was either originated and
                                 underwritten or purchased by either MassMutual
                                 or Babson Capital Management LLC. Babson
                                 Capital Management LLC is the primary servicer
                                 with respect to mortgage loans transferred by
                                 MassMutual to the trust.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-14

                          $2,552,837,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

IV. COLLATERAL DESCRIPTION

                                TEN LARGEST LOANS

      MORTGAGE                                                                                       % OF
        LOAN                                                           PROPERTY     CUT-OFF DATE    TOTAL
NO.    SELLER    PROPERTY NAME                CITY           STATE       TYPE          BALANCE       POOL
---   --------   --------------------------   ------------   -----   -----------   --------------   -----

 1     LaSalle   RREEF Industrial Portfolio   Various          CA    Industrial    $  250,000,000    9.2%
 2      MSMC     Natick Mall                  Natick           MA    Retail        $  225,000,000    8.2%
 3      MSMC     Oxford Centre                Pittsburgh       PA    Office        $  118,000,000    4.3%
 4      MSMC     Westin O'Hare                Rosemont         IL    Hospitality   $  101,000,000    3.7%
 5      MSMC     75 Park Place                New York City    NY    Office        $   85,000,000    3.1%
 6      PMCF     Rosslyn Heights              Rosslyn          VA    Multifamily   $   64,200,000    2.4%
 7     LaSalle   Gateway Center IV            Newark           NJ    Office        $   61,000,000    2.2%
 8      MSMC     Gateway Office Building      Rockville        MD    Office        $   56,200,000    2.1%
 9     LaSalle   Harbour Centre               Aventura         FL    Office        $   51,180,000    1.9%
10      MSMC     65, 75, 77 Prospect Street   Stamford         CT    Multifamily   $   49,000,000    1.8%
                                                                                   --------------   ----
                 TOTALS/WEIGHTED AVERAGES                                          $1,060,580,000   38.8%
                                                                                   ==============   ====

        ROOMS/      LOAN PER            POST IO    CUT-OFF   BALLOON
NO.    UNITS/SF   ROOM/UNIT/SF   DSCR    DSCR     DATE LTV     LTV
---   ---------   ------------   ----   -------   --------   -------

 1    4,816,571     $     52     2.10x     NAP      52.5%     52.5%
 2      613,603     $    367     1.91x     NAP      45.0%     45.0%
 3    1,010,905     $    117     1.49x     NAP      79.7%     79.7%
 4          525     $192,381     1.46x    1.22x     77.1%     72.1%
 5      573,735     $    148     2.20x     NAP      40.5%     40.5%
 6          366     $175,410     1.47x     NAP      63.1%     63.1%
 7      327,135     $    186     1.41x    1.19x     79.2%     74.2%
 8      238,437     $    236     1.24x     NAP      78.1%     78.1%
 9      217,056     $    236     1.53x    1.26x     73.1%     68.1%
10          270     $181,481     1.22x     NAP      73.4%     73.4%
                                 ----     ----      ----      ----
                                 1.75x    1.70x     60.8%     59.8%
                                 ====     ====      ====      ====

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-15

                          $2,552,837,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

IV. COLLATERAL DESCRIPTION

                          5 YEAR LOANS IN LOAN GROUP 1

      MORTGAGE                                                                                             % OF
        LOAN                                                        PROPERTY               CUT-OFF DATE   TOTAL    ROOMS/
NO.    SELLER    PROPERTY NAME                 CITY         STATE   TYPE                      BALANCE      POOL   UNITS/SF
---   --------   ---------------------------   ----------   -----   --------------------   ------------   -----   --------

 25     MSMC     Natick Mall                   Natick         MA    Retail                 $225,000,000     8.2%   613,603
 29     PMCF     Rosslyn Heights               Rosslyn        VA    Multifamily            $ 64,200,000     2.4%       366
163     MSMC     Comfort Inn - Medford         Medford        NY    Hospitality            $  5,492,493     0.2%        75
204    LaSalle   Parkway Plaza - Sanibel, FL   Ft. Meyers     FL    Office                 $  3,996,227     0.1%    57,696
306   SunTrust   Forest Place MHP              Macon          GA    Manufactured Housing   $  1,447,607     0.1%       156
                                                                    Community
314    LaSalle   Q's Quick Mini Storages       Lexington      SC    Self Storage           $  1,134,989     0.0%    36,162
                                                                                           ------------    ----
                 TOTAL/WEIGHTED AVERAGES                                                   $301,271,316    11.0%
                                                                                           ============    ====

                                                                        REM.
        LOAN PER            POST IO    CUT-OFF   BALLOON   REM. IO    TERM TO
NO.   ROOM/UNIT/SF   DSCR    DSCR     DATE LTV     LTV       TERM    MATURITY
---   ------------   ----   -------   --------   -------   -------   --------

 25     $    367     1.91x     NAP      45.0%      45.0%      58         58
 29     $175,410     1.47x     NAP      63.1%      63.1%      59         59
163     $ 73,233     1.38x     NAP      68.7%      62.6%     NAP         59
204     $     69     1.24x     NAP      74.0%      69.6%     NAP         59
306     $  9,280     1.28x     NAP      61.6%      58.1%     NAP         58

314     $     31     1.22x     NAP      79.4%      74.9%     NAP         59
                     ----     ----      ----       ----                 ---
                     1.79x    1.79x     49.9%      49.7%                 58
                     ====     ====      ====       ====                 ===

                          7 YEAR LOANS IN LOAN GROUP 1

      MORTGAGE                                                                             % OF
        LOAN                                                    PROPERTY   CUT-OFF DATE   TOTAL    ROOMS/
NO.    SELLER    PROPERTY NAME              CITY        STATE   TYPE          BALANCE      POOL   UNITS/SF
---   --------   ------------------------   ---------   -----   --------   ------------   -----   --------

 38    LaSalle   Scott Foresman Building    Glenview      IL    Office      $33,675,000    1.2%    256,700
 39    LaSalle   Grand Commerce Center      Santa Ana     CA    Office      $ 9,993,314    0.4%    101,101
307     MSMC     Karcher Crossing Shoppes   Nampa         ID    Retail      $ 1,375,000    0.1%      5,485
                                                                            -----------    ---
                 TOTAL/WEIGHTED                                             $45,043,314    1.6%
                                                                            ===========    ===

                                                                       REM.
        LOAN PER            POST IO    CUT-OFF   BALLOON   REM. IO    TERM TO
NO.   ROOM/UNIT/SF   DSCR    DSCR     DATE LTV     LTV       TERM    MATURITY
---   ------------   ----   -------   --------   -------   -------   --------

 38       $131       1.74x     NAP      64.8%      64.8%      78         78
 39       $ 99       1.21x     NAP      75.7%      71.1%     NAP         83
307       $251       1.37x    1.16x     67.1%      63.0%      22         82
                     ----     ----      ----       ----                 ---
                     1.61x    1.60x     67.3%      66.1%                 79
                     ====     ====      ====       ====                 ===

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-16

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

V. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
1 - 2,500,000                         61         110,625,143      4.1
2,500,001 - 5,000,000                 80         292,657,520     10.7
5,000,001 - 7,500,000                 54         330,503,723     12.1
7,500,001 - 10,000,000                24         209,698,801      7.7
10,000,001 - 12,500,000               13         148,186,218      5.4
12,500,001 - 15,000,000                6          81,487,854      3.0
15,000,001 - 17,500,000                5          82,800,000      3.0
17,500,001 - 20,000,000                4          74,779,092      2.7
20,000,001 - 30,000,000                8         194,857,304      7.1
30,000,001 - 40,000,000                3         101,675,000      3.7
40,000,001 - 50,000,000                2          91,456,875      3.3
50,000,001 - 60,000,000                2         107,380,000      3.9
60,000,001 - 70,000,000                2         125,200,000      4.6
70,000,001 >=                          5         779,000,000     28.5
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: $609,429   Max: $250,000,000   Average: $10,149,842

STATE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
---------------------------------------------------------------------
California                            61         474,500,774     17.4
Massachusetts                          2         231,894,266      8.5
Florida                               29         225,537,484      8.3
Illinois                              10         190,035,153      7.0
Pennsylvania                           6         173,274,910      6.3
Other                                209       1,435,064,942     52.6
---------------------------------------------------------------------
TOTAL:                               317      $2,730,307,529    100.0%
---------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
---------------------------------------------------------------------
Office                                53         765,639,798     28.0
Multifamily                           87         603,132,096     22.1
Retail                                75         582,194,809     21.3
Industrial                            40         329,590,872     12.1
Hospitality                           24         285,974,117     10.5
Mixed Use                              9          76,249,565      2.8
Self Storage                          22          58,962,621      2.2
Manufactured Housing
Community                              7          28,563,650      1.0
---------------------------------------------------------------------
TOTAL:                               317      $2,730,307,529    100.0%
---------------------------------------------------------------------

AMORTIZATION TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
Amortizing Balloon                   166         826,529,348     30.3
Interest Only                         22       1,034,162,000     37.9
Fully Amortizing                       1           2,424,681      0.1
Interest Only, then
Amortizing Balloon                    80         867,191,500     31.8
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

MORTGAGE RATE (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
5.001 - 5.500                          6         298,126,258     10.9
5.501 - 6.000                        118       1,730,915,806     63.4
6.001 - 6.500                        110         553,930,517     20.3
6.501 - 7.000                         13          46,475,785      1.7
7.001 - 7.500                          2           9,166,744      0.3
7.501 - 8.000                          2          11,497,400      0.4
8.001 - 8.500                          6          26,118,308      1.0
8.501 - 9.000                         11          47,358,953      1.7
9.001 - 9.500                          1           6,717,757      0.2
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 5.290%   Max: 9.100%   Wtd Avg: 5.919%

ORIGINAL TERMS TO STATED MATURITY (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
1 - 60                                12         339,920,581     12.4
61 - 84                                4          47,388,949      1.7
85 - 120                             228       2,229,783,015     81.7
121 - 180                              8          39,179,016      1.4
181 - 240                             13          59,195,381      2.2
241 - 300                              4          14,840,586      0.5
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 60 mos.   Max: 300 mos.   Wtd Avg: 116 mos.

REMAINING TERMS TO STATED MATURITY (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
1 - 60                                15         355,919,064     13.0
61 - 84                                5          54,106,706      2.0
85 - 120                             242       2,295,556,044     84.1
121 - 180                              6          19,716,611      0.7
181 - 240                              1           5,009,103      0.2
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 51 mos.   Max: 181 mos.   Wtd Avg: 110 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
Interest Only                         22       1,034,162,000     37.9
1 - 180                                1           3,399,116      0.1
181 - 240                              3          17,486,621      0.6
241 - 300                             32         162,625,428      6.0
301 - 360                            210       1,502,641,050     55.0
361 >=                                 1           9,993,314      0.4
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 180 mos.   Max: 420 mos.   Wtd Avg: 353 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
Interest Only                         22       1,034,162,000     37.9
1 - 180                                2           5,823,797      0.2
181 - 240                             13          67,612,294      2.5
241 - 360                            231       1,612,716,124     59.1
361 >=                                 1           9,993,314      0.4
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 169 mos.   Max: 419 mos.   Wtd Avg: 345 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
20.1 - 30.0                            1           2,314,750      0.1
30.1 - 40.0                            7          35,231,918      1.3
40.1 - 50.0                           24         394,719,154     14.5
50.1 - 60.0                           26         409,161,752     15.0
60.1 - 70.0                           66         521,622,580     19.1
70.1 - 75.0                           57         467,270,562     17.1
75.1 - 80.0                           85         881,988,362     32.3
80.1 - 85.0                            3          17,998,450      0.7
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 24.8%   Max: 80.6%   Wtd Avg: 65.9%

BALLOON LOAN-TO-VALUE RATIO (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
0.0 - 10.0                             1           2,424,681      0.1
10.1 - 20.0                            2           8,715,830      0.3
20.1 - 30.0                            8          34,947,746      1.3
30.1 - 40.0                           17          80,206,297      2.9
40.1 - 50.0                           26         401,264,345     14.7
50.1 - 55.0                           15         364,832,273     13.4
55.1 - 60.0                           45         279,803,290     10.2
60.1 - 65.0                           54         396,059,061     14.5
65.1 - 70.0                           59         431,854,302     15.8
70.1 - 75.0                           34         507,269,704     18.6
75.1 - 80.0                            8         222,930,000      8.2
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 0.4%   Max: 80.0%   Wtd Avg: 60.5%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
---------------------------------------------------------------------
1.01 - 1.10                           12          77,257,902      2.8
1.11 - 1.20                           50         387,658,812     14.2
1.21 - 1.30                          109         918,176,764     33.6
1.31 - 1.40                           36         205,204,164      7.5
1.41 - 1.50                           24         325,314,403     11.9
1.51 - 1.60                           14          99,142,722      3.6
1.61 - 1.70                            3          10,466,929      0.4
1.71 - 1.80                           12          87,671,156      3.2
1.81 - 1.90                            2           8,422,541      0.3
1.91 - 2.00                            1         225,000,000      8.2
2.01 - 2.50                            5         378,803,115     13.9
2.51 - 3.00                            1           7,189,022      0.3
---------------------------------------------------------------------
TOTAL:                               269      $2,730,307,529    100.0%
---------------------------------------------------------------------

Min: 1.02x   Max: 2.54x   Wtd Avg: 1.48x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-17

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

V. LOAN GROUP 1 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE    % OF
                                    LOANS       BALANCE ($)    POOL
--------------------------------------------------------------------
1 - 2,500,000                         47          85,700,856     3.9
2,500,001 - 5,000,000                 58         211,393,542     9.6
5,000,001 - 7,500,000                 36         222,297,564    10.1
7,500,001 - 10,000,000                12         108,183,702     4.9
10,000,001 - 12,500,000                9         102,646,095     4.7
12,500,001 - 15,000,000                4          53,087,854     2.4
15,000,001 - 17,500,000                4          65,800,000     3.0
17,500,001 - 20,000,000                3          54,779,092     2.5
20,000,001 - 30,000,000                7         170,857,304     7.8
30,000,001 - 40,000,000                2          71,175,000     3.2
40,000,001 - 50,000,000                1          42,456,875     1.9
50,000,001 - 60,000,000                2         107,380,000     4.9
60,000,001 - 70,000,000                2         125,200,000     5.7
70,000,001 >=                          5         779,000,000    35.4
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: $950,000   Max: $250,000,000   Average: $11,458,114

STATE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------------
California                            50         449,990,774    20.5
Massachusetts                          1         225,000,000    10.2
Pennsylvania                           6         173,274,910     7.9
Illinois                               8         168,235,153     7.6
Florida                               18         163,816,252     7.4
Other                                145       1,019,640,795    46.3
--------------------------------------------------------------------
TOTAL:                               228      $2,199,957,885   100.0%
--------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGED    CUT-OFF DATE     % OF
                                 PROPERTIES     BALANCE ($)     POOL
--------------------------------------------------------------------
Office                                53         765,639,798    34.8
Retail                                75         582,194,809    26.5
Industrial                            40         329,590,872    15.0
Hospitality                           24         285,974,117    13.0
Multifamily                            3         102,600,000     4.7
Mixed Use                              8          69,049,565     3.1
Self Storage                          22          58,962,621     2.7
Manufactured Housing
Community                              3           5,946,102     0.3
--------------------------------------------------------------------
TOTAL:                               228      $2,199,957,885   100.0%
--------------------------------------------------------------------

AMORTIZATION TYPE

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
Amortizing Balloon                   113         568,819,385    25.9
Interest Only                         18         965,507,000    43.9
Interest Only, then
Amortizing Balloon                    61         665,631,500    30.3
--------------------------------------------------------------------
TOTAL:                              1 92      $2,199,957,885   100.0%
--------------------------------------------------------------------

MORTGAGE RATE (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
5.001 - 5.500                          4         280,776,258    12.8
5.501 - 6.000                         94       1,490,785,849    67.8
6.001 - 6.500                         85         399,595,543    18.2
6.501 - 7.000                          9          28,800,235     1.3
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 5.330%   Max: 6.700%   Wtd Avg: 5.784%

ORIGINAL TERM TO STATED MATURITY (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
1 - 60                                 6         301,271,316    13.7
61 - 84                                3          45,043,314     2.0
85 - 120                             183       1,853,643,255    84.3
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 60 mos.   Max: 120 mos.   Wtd Avg: 111 mos.

REMAINING TERM TO STATED MATURITY (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
1 - 60                                 6         301,271,316    13.7
61 - 84                                3          45,043,314     2.0
85 - 120                             183       1,853,643,255    84.3
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 58 mos.   Max: 120 mos.   Wtd Avg: 110 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
Interest Only                         18         965,507,000    43.9
1 - 180                                1           3,399,116     0.2
181 - 240                              2           6,486,621     0.3
241 - 300                             27         142,501,983     6.5
301 - 360                            143       1,072,069,851    48.7
361 >=                                 1           9,993,314     0.5
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 180 mos.   Max: 420 mos.   Wtd Avg: 352 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
Interest Only                         18         965,507,000    43.9
1 - 180                                1           3,399,116     0.2
181 - 240                              2           6,486,621     0.3
241 - 360                            170       1,214,571,834    55.2
361 >=                                 1           9,993,314     0.5
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 177 mos.   Max: 419 mos.   Wtd Avg: 352 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
30.1 - 40.0                            2           8,687,620     0.4
40.1 - 50.0                            8         328,912,277    15.0
50.1 - 60.0                           19         363,227,962    16.5
60.1 - 70.0                           59         468,617,047    21.3
70.1 - 75.0                           50         390,490,229    17.7
75.1 - 80.0                           52         625,780,535    28.4
80.1 - 85.0                            2          14,242,214     0.6
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 33.0%   Max: 80.1%   Wtd Avg: 65.4%

BALLOON LOAN-TO-VALUE RATIO (%)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
20.1 - 30.0                            3          13,874,759     0.6
30.1 - 40.0                            3          10,617,254     0.5
40.1 - 50.0                           22         384,649,768    17.5
50.1 - 55.0                           11         338,414,978    15.4
55.1 - 60.0                           42         257,054,279    11.7
60.1 - 65.0                           43         345,713,138    15.7
65.1 - 70.0                           40         280,868,905    12.8
70.1 - 75.0                           22         357,289,803    16.2
75.1 - 80.0                            6         211,475,000     9.6
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 25.3%   Max: 80.0%   Wtd Avg: 60.7%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                   NO. OF        AGGREGATE
                                  MORTGAGE     CUT-OFF DATE     % OF
                                    LOANS       BALANCE ($)     POOL
--------------------------------------------------------------------
1.01 - 1.10                            5          48,625,000     2.2
1.11 - 1.20                           36         285,605,715    13.0
1.21 - 1.30                           77         655,591,219    29.8
1.31 - 1.40                           24         131,729,670     6.0
1.41 - 1.50                           19         298,375,185    13.6
1.51 - 1.60                           10          77,509,656     3.5
1.61 - 1.70                            2           6,200,000     0.3
1.71 - 1.80                           10          76,906,763     3.5
1.81 - 1.90                            2           8,422,541     0.4
1.91 - 2.00                            1         225,000,000    10.2
2.01 - 2.50                            5         378,803,115    17.2
2.51 - 3.00                            1           7,189,022     0.3
--------------------------------------------------------------------
TOTAL:                               192      $2,199,957,885   100.0%
--------------------------------------------------------------------

Min: 1.05x   Max: 2.54x   Wtd Avg: 1.53x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-18

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

V. LOAN GROUP 2 CHARACTERISTICS

CUT-OFF DATE BALANCE ($)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
1 - 2,500,000                        14         24,924,287     4.7
2,500,001 - 5,000,000                22         81,263,978    15.3
5,000,001 - 7,500,000                18        108,206,158    20.4
7,500,001 - 10,000,000               12        101,515,099    19.1
10,000,001 - 12,500,000               4         45,540,123     8.6
12,500,001 - 15,000,000               2         28,400,000     5.4
15,000,001 - 17,500,000               1         17,000,000     3.2
17,500,001 - 20,000,000               1         20,000,000     3.8
20,000,001 - 30,000,000               1         24,000,000     4.5
30,000,001 - 40,000,000               1         30,500,000     5.8
40,000,001 - 50,000,000               1         49,000,000     9.2
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: $609,429   Max: $49,000,000   Average: $6,887,658

STATE

                                   NO. OF       AGGREGATE
                                  MORTGAGED   CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)    POOL
-------------------------------------------------------------------
Texas                                10         74,475,959    14.0
Florida                              11         61,721,232    11.6
Connecticut                           1         49,000,000     9.2
Ohio                                  7         44,244,351     8.3
Tennessee                             2         36,150,000     6.8
Other                                58        264,758,102    49.9
-------------------------------------------------------------------
TOTAL:                               89       $530,349,644   100.0%
-------------------------------------------------------------------

PROPERTY TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                 PROPERTIES    BALANCE ($)    POOL
-------------------------------------------------------------------
Multifamily                          84        500,532,096    94.4
Manufactured Housing
Community                             4         22,617,548     4.3
Mixed Use                             1          7,200,000     1.4
-------------------------------------------------------------------
TOTAL:                               89       $530,349,644   100.0%
-------------------------------------------------------------------

AMORTIZATION TYPE

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
Amortizing Balloon                   53        257,709,963    48.6
Interest Only                         4         68.655,000    12.9
Fully Amortizing                      1          2,424,681     0.5
Interest Only, then
Amortizing Balloon                   19        201,560,000    38.0
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

MORTGAGE RATE (%)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
5.001 - 5.500                         2         17,350,000     3.3
5.501 - 6.000                        24        240,129,957    45.3
6.001 - 6.500                        25        154,334,974    29.1
6.501 - 7.000                         4         17,675,550     3.3
7.001 - 7.500                         2          9,166,744     1.7
7.501 - 8.000                         2         11,497,400     2.2
8.001 - 8.500                         6         26,118,308     4.9
8.501 - 9.000                        11         47,358,953     8.9
9.001 - 9.500                         1          6,717,757     1.3
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------
Min: 5.290%   Max: 9.100%   Wtd Avg: 6.478%

ORIGINAL TERM TO STATED MATURITY (MOS.)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
1 - 60                                6         38,649,266     7.3
61 - 84                               1          2,345,635     0.4
85 - 120                             45        376,139,760    70.9
121 - 180                             8         39,179,016     7.4
181 - 240                            13         59,195,381    11.2
241 - 300                             4         14,840,586     2.8
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: 60 mos.   Max: 300 mos.   Wtd Avg: 135 mos.

REMAINING TERM TO STATED MATURITY (MOS.)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                   LOANS       BALANCE ($)    POOL
-------------------------------------------------------------------
1- 60                                 9         54,647,748    10.3
61 - 84                               2          9,063,393     1.7
85 - 120                             59        441,912,789    83.3
121 - 180                             6         19,716,611     3.7
181 - 240                             1          5,009,103     0.9
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: 51 mos.   Max: 181 mos.   Wtd Avg: 111 mos.

ORIGINAL AMORTIZATION TERM (MOS.)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
Interest Only                         4         68,655,000    12.9
181 - 240                             1         11,000,000     2.1
241 - 300                             5         20,123,445     3.8
301 - 360                            67        430,571,199    81.2
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: 240 mos.   Max: 360 mos.   Wtd Avg: 354 mos.

REMAINING AMORTIZATION TERM (MOS.)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
------------------------------------------------------------------
Interest Only                         4         68,655,000    12.9
1 - 180                               1          2,424,681     0.5
181 - 240                            11         61,125,673    11.5
241 - 360                            61        398,144,290    75.1
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: 169 mos.   Max: 360 mos.   Wtd Avg: 328 mos.

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
20.1 - 30.0                           1          2,314,750     0.4
30.1 - 40.0                           5         26,544,298     5.0
40.1 - 50.0                          16         65,806,877    12.4
50.1 - 60.0                           7         45,933,790     8.7
60.1 - 70.0                           7         53,005,534    10.0
70.1 - 75.0                           7         76,780,333    14.5
75.1 - 80.0                          33        256,207,827    48.3
80.1 - 85.0                           1          3,756,235     0.7
-------------------------------------------------------------------
TOTAL:                               77       $530,349,644   100.0%
-------------------------------------------------------------------

Min: 24.8%   Max: 80.6%   Wtd Avg: 68.1%

BALLOON LOAN-TO-VALUE RATIO (%)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
 ------------------------------------------------------------------
 1 - 10.0                             1          2,424,681     0.5
 10.1 - 20.0                          2          8,715,830     1.6
 20.1 - 30.0                          5         21,072,987     4.0
 30.1 - 40.0                         14         69,589,043    13.1
 40.1 - 50.0                          4         16,614,577     3.1
 50.1 - 55.0                          4         26,417,294     5.0
 55.1 - 60.0                          3         22,749,010     4.3
 60.1 - 65.0                         11         50,345,923     9.5
 65.1 - 70.0                         19        150,985,397    28.5
 70.1 - 75.0                         12        149,979,901    28.3
 75.1 - 80.0                          2         11,455,000     2.2
 ------------------------------------------------------------------
 TOTAL:                              77       $530,349,644   100.0%
 ------------------------------------------------------------------

Min: 0.4%   Max: 80.0%   Wtd Avg: 59.8%

DEBT SERVICE COVERAGE RATIO POST IO PERIOD (X)

                                   NO. OF       AGGREGATE
                                  MORTGAGE    CUT-OFF DATE    % OF
                                    LOANS      BALANCE ($)    POOL
-------------------------------------------------------------------
 1.01 - 1.10                          7         28,632,902     5.4
 1.11 - 1.20                         14        102,053,097    19.2
 1.21 - 1.30                         32        262,585,545    49.5
 1.31 - 1.40                         12         73,474,494    13.9
 1.41 - 1.50                          5         26,939,218     5.1
 1.51 - 1.60                          4         21,633,066     4.1
 1.61 - 1.70                          1          4,266,929     0.8
 1.71 - 1.80                          2         10,764,393     2.0
 ------------------------------------------------------------------
 TOTAL:                              77       $530,349,644   100.0%
 ------------------------------------------------------------------

Min: 1.02x   Max: 1.75x   Wtd Avg: 1.27x

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the
Cut-off Date.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-19

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS              DEC-06           DEC-07           DEC-08           DEC-09           DEC-10
-------------------------------------------------------------------------------------------------------------------

Locked Out                                96.35%           95.37%           90.43%           78.58%           77.87%
Yield Maintenance Total                    3.65%            4.63%            9.57%           12.81%           13.14%
Penalty Points Total                       0.00%            0.00%            0.00%            0.25%            0.25%
Open                                       0.00%            0.00%            0.00%            8.36%            8.74%
-------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $2,730,307,529   $2,718,834,539   $2,706,259,012   $2,691,178,415   $2,671,795,740
% Initial Pool Balance                   100.00%           99.58%           99.12%           98.57%           97.86%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS              DEC-11           DEC-12           DEC-13           DEC-14           DEC-15
-------------------------------------------------------------------------------------------------------------------

Locked Out                               86.11%            86.19%           87.91%           88.86%           88.38%
Yield Maintenance Total                  11.84%            11.74%            9.06%            8.25%            8.05%
Penalty Points Total                      1.63%             1.65%            1.99%            2.03%            0.00%
Open                                      0.42%             0.42%            1.04%            0.87%            3.57%
-------------------------------------------------------------------------------------------------------------------
TOTALS                                  100.00%           100.00%          100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $2,298,541,215   $2,272,742,503   $2,192,652,590   $2,143,055,905   $2,082,814,797
% Initial Pool Balance                   84.19%            83.24%           80.31%           78.49%           76.28%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-16        DEC-17        DEC-18        DEC-19       DEC-20
---------------------------------------------------------------------------------------------------

Locked Out                              9.42%        11.12%        11.71%         0.00%        0.00%
Yield Maintenance Total                79.05%        88.88%        88.29%       100.00%       83.10%
Penalty Points Total                    0.00%         0.00%         0.00%         0.00%        0.00%
Open                                   11.52%         0.00%         0.00%         0.00%       16.90%
---------------------------------------------------------------------------------------------------
TOTALS                                100.00%       100.00%       100.00%       100.00%      100.00%
---------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $17,235,777   $14,229,851   $13,123,136   $11,922,437   $6,720,396
% Initial Pool Balance                  0.63%         0.52%         0.48%         0.44%        0.25%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS            DEC-21     DEC-22
----------------------------------------------------
Locked Out                             0.00%   0.00%
Yield Maintenance Total                0.00%   0.00%
Penalty Points Total                   0.00%   0.00%
Open                                 100.00%   0.00%
----------------------------------------------------
TOTALS                               100.00%   0.00%
----------------------------------------------------
Pool Balance Outstanding         $2,137,959   $   0
% Initial Pool Balance                0.08%    0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-20

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

PREPAYMENT RESTRICTION ANALYSIS LOAN GROUP 1 (EXCLUDING THE NATICK MALL MORTGAGE
LOAN)

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS              DEC-06           DEC-07           DEC-08           DEC-09           DEC-10
-------------------------------------------------------------------------------------------------------------------

Locked Out                               98.10%            98.09%           92.10%           89.04%           88.19%
Yield Maintenance Total                   1.90%             1.91%            7.90%           10.96%           11.54%
Penalty Points Total                      0.00%             0.00%            0.00%            0.00%            0.00%
Open                                      0.00%             0.00%            0.00%            0.00%            0.26%
-------------------------------------------------------------------------------------------------------------------
TOTALS                                  100.00%           100.00%          100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,974,957,885   $1,967,466,492   $1,959,268,279   $1,949,547,183   $1,937,095,108
% Initial Pool Balance                  100.00%            99.62%           99.21%           98.71%           98.08%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS              DEC-11           DEC-12           DEC-13           DEC-14           DEC-15
-------------------------------------------------------------------------------------------------------------------

Locked Out                                88.35%           88.36%           90.05%           90.09%           89.03%
Yield Maintenance Total                    9.10%            9.07%            6.94%            6.90%            6.65%
Penalty Points Total                       2.03%            2.05%            2.47%            2.49%            0.00%
Open                                       0.52%            0.52%            0.53%            0.53%            4.32%
-------------------------------------------------------------------------------------------------------------------
TOTALS                                   100.00%          100.00%          100.00%          100.00%          100.00%
-------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,847,933,814   $1,829,797,839   $1,766,007,063   $1,745,469,192   $1,720,164,812
% Initial Pool Balance                    93.57%           92.65%           89.42%           88.38%           87.10%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS          DEC-16
---------------------------------------
Locked Out                        0.00%
Yield Maintenance Total           0.00%
Penalty Points Total              0.00%
Open                              0.00%
---------------------------------------
TOTALS                            0.00%
---------------------------------------
Pool Balance Outstanding         $   0
% Initial Pool Balance            0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-21

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

PREPAYMENT RESTRICTION ANALYSIS: NATICK MALL MORTGAGE LOAN

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-06         DEC-07         DEC-O8         DEC-09         DEC-10
---------------------------------------------------------------------------------------------------------

Locked Out                             100.00%        100.00%        100.00%          0.00%          0.00%
Yield Maintenance Total                  0.00%          0.00%          0.00%          0.00%          0.00%
Penalty Points Total                     0.00%          0.00%          0.00%          0.00%          0.00%
Open                                     0.00%          0.00%          0.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%        100.00%        100.00%        100.00%        100,00%
---------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $225,000,000   $225,000,000   $225,000,000   $225,000,000   $225,000,000
% Initial Pool Balance                 100.00%        100.00%        100.00%        100.00%        100.00%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONFD) (%)(1)(2)(3)

PREPAYMENT RESTRICTIONS          DEC-11
---------------------------------------
Locked Out                        0.00%
Yield Maintenance Total           0,00%
Penalty Points Total              0,00%
Open                              0.00%
---------------------------------------
TOTALS                            0.00%
---------------------------------------
Pool Balance Outstanding         $   0
% Initial Pool Balance            0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-22

                          $2,552,837,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2006-IQ12

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-06         DEC-07         DEC -08        DEC-09         DEC-10
---------------------------------------------------------------------------------------------------------

Locked Out                              88.30%         83.19%         80.02%         73.32%         73.00%
Yield Maintenance Total                 11.70%         16.81%         19.98%         25.39%         25.03%
Penalty Points Total                     0.00%          0.00%          0.00%          1.29%          1.30%
Open                                     0.00%          0.00%          0.00%          0.00%          0.68%
---------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%        100.00%        100.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $530,349,644   $526,368,048   $521,990,733   $516,631,232   $509,700,632
% Initial Pool Balance                 100.00%         99.25%         98.42%         97.41%         96.11%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-11         DEC-12         DEC-13         DEC-14         DEC-15
---------------------------------------------------------------------------------------------------------

Locked Out                              76.94%         77.23%         79.02%         83.47%         85.29%
Yield Maintenance Total                 23.06%         22.77%         17.84%         14.19%         14.71%
Penalty Points Total                     0.00%          0.00%          0.00%          0.00%          0.00%
Open                                     0.00%          0.00%          3.14%          2.35%          0.00%
---------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%        100.00%        100.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------------
Pool Balance Outstanding         $450,607,400   $442,944,664   $426,645,527   $397,586,713   $362,649,985
% Initial Pool Balance                  84.96%         83.52%         80.45%         74.97%         68.38%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONFD) (%)(1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-16         DEC-17         DEC-18         DEC-19         DEC-20
---------------------------------------------------------------------------------------------------------

Locked Out                               9.42%         11.12%         11.71%          0.00%          0.00%
Yield Maintenance Total                 79.05%         88.88%         88.29%        100.00%         83.10%
Penalty Points Total                     0.00%          0.00%          0.00%          0.00%          0.00%
Open                                    11.52%          0.00%          0.00%          0.00%         16.90%
---------------------------------------------------------------------------------------------------------
TOTALS                                 100.00%        100.00%        100.00%        100.00%        100.00%
---------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $17,235,777    $14,229,851    $13,123,136    $11,922,437     $6,720,396
% Initial Pool Balance                   3.25%          2.68%          2.47%          2.25%          1.27%

PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%) (1)(2)(3)

PREPAYMENT RESTRICTIONS             DEC-21         DEC-22
------------------------------------------------------------

Locked Out                               0.00%          0.00%
Yield Maintenance Total                  0.00%          0 00%
Penalty Points Total                     0.00%          0.00%
Open                                   100.00%          0.00%
------------------------------------------------------------
TOTALS                                 100.00%          0.00%
------------------------------------------------------------
Pool Balance Outstanding           $2,137,959        $     0
% Initial Pool Balance                   0.40%          0.00%

Notes:

(1)  The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.

(2)  See Appendix II of the Prospectus Supplement for a description of the Yield
     Maintenance.

(3)  Def/YM1 loans have been modeled as Yield Maintenance.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-23

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1-24 - RREEF INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

              Rreef Industrial Portfolio (Photos) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-24

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1-24 - RREEF INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

                Rreef Industrial Portfolio (Map) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-25

--------------------------------------------------------------------------------
               MORTGAGE LOAN NO. 1-24 - RREEF INDUSTRIAL PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:                $250,000,000

CUT-OFF DATE BALANCE:            $250,000,000

SHADOW RATING (FITCH/S&P):       NAP

LOAN PURPOSE:                    Refinance

FIRST PAYMENT DATE:              January 1, 2007

INTEREST RATE:                   5.4515%

AMORTIZATION:                    Interest Only

ARD:                             NAP

HYPERAMORTIZATION:               NAP

MATURITY DATE:                   December 1, 2016

EXPECTED MATURITY BALANCE:       $250,000,000

SPONSOR:                         RREEF America REIT II

INTEREST CALCULATION:            Actual/360

CALL PROTECTION:                 Locked out until 2 years after the REMIC
                                 "start-up" day, with U.S. Treasury defeasance
                                 thereafter. Prepayable without a premium from
                                 and after June 1, 2016.

LOAN PER SF:                     $51.90

UP-FRONT RESERVES:               NAP

ONGOING RESERVES(1):             RE Tax(1):                  Springing
                                 Insurance(1):               Springing
                                 Cap Ex(1):                  Springing
                                 TI/LC(1):                   Springing
                                 Lease Termination Fee(1):   Springing

LOCKBOX:                         Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                             Portfolio of 24 assets

PROPERTY TYPE:                                      Industrial

PROPERTY SUB-TYPE:                                  Flex

LOCATION:                                           See table below

YEAR BUILT/RENOVATED:                               See table below

PERCENT LEASED(2):                                  92.8%

SQUARE FOOTAGE:                                     4,816,571

THE COLLATERAL:                                     24 industrial properties

OWNERSHIP INTEREST:                                 Fee

PROPERTY MANAGEMENT:                                RREEF Management Company

3RD MOST RECENT NET OP. INCOME (AS OF):             NAP

2ND MOST RECENT NET OP. INCOME (AS OF):             $29,859,244 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):                 $28,306,182 (TTM 09/30/2006)

U/W NET OP. INCOME:                                 $31,496,966

U/W NET CASH FLOW:                                  $29,063,407

U/W OCCUPANCY:                                      90.0%

APPRAISED VALUE:                                    $476,230,000

CUT-OFF DATE LTV:                                   52.5%

MATURITY DATE LTV:                                  52.5%

DSCR:                                               2.10x

POST IO DSCR:                                       NAP
--------------------------------------------------------------------------------

(1)  See "Escrows and Reserves" for specific details.

(2)  Based on the rent roll dated November 6, 2006.

THE RREEF INDUSTRIAL PORTFOLIO LOAN

     THE LOAN. The largest loan (the "RREEF Industrial Portfolio Loan") as evidenced by the Promissory Note is secured by two first priority fee Deeds of
Trust, Assignments of Leases and Rents, Security Agreements and Fixture Filings
encumbering 24 industrial properties that total approximately 4,816,571 square feet known as the "RREEF Industrial Portfolio", located in Northern California
(the "RREEF Industrial Portfolio Properties"). The RREEF Industrial Portfolio
Loan was originated on November 17, 2006 by or on behalf of LaSalle Bank
National Association.

     THE BORROWER. The borrower is Northern California Industrial Portfolio,
Inc., a Maryland corporation (the "RREEF Industrial Portfolio Borrower"). The
RREEF Industrial Portfolio Borrower owns no material assets other than the RREEF
Industrial Portfolio Properties. The RREEF Industrial Portfolio Borrower is
sponsored by RREEF America REIT II, a Maryland corporation (the "Sponsor"). The
Sponsor is a private real estate investment trust that manages a portfolio of multifamily, industrial, retail, and office properties.

     THE PROPERTY. The RREEF Industrial Portfolio Properties are comprised of 24 industrial properties that total approximately 4,816,571 square feet, all located within the San Francisco-Oakland-San Jose metropolitan statistical area in Northern California. The RREEF Industrial Portfolio Properties were originally constructed between 1977 and 1997. See table below for additional information about the RREEF Industrial Portfolio Properties:

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-26

                                                     ALLOCATED     PROPERTY    OWNERSHIP    YEAR BUILT/    PERCENT
PROPERTY                              LOCATION      LOAN AMOUNT      TYPE       INTEREST     RENOVATED      LEASED   UNITS/SF
-----------------------------------------------------------------------------------------------------------------------------

1310-1380 Kifer Road              Sunnyvale, CA     $28,600,000   Industrial      Fee         1979/NAP      100.0%    287,300
Hayward Business Park             Hayward, CA       $27,300,000   Industrial      Fee         1986/NAP       89.1%    630,944
Walsh at Lafayette                Santa Clara, CA   $19,300,000   Industrial      Fee         1996/NAP      100.0%    320,505
Wiegman Distribution Center       Hayward, CA       $19,100,000   Industrial      Fee      1989/1994/NAP    100.0%    459,833
Fremont Commerce Center           Fremont, CA       $14,200,000   Industrial      Fee         1988/NAP       71.2%    333,983
Montague Industrial Center        San Jose, CA      $14,200,000   Industrial      Fee         1979/NAP       98.4%    315,600
Dixon Landing Business Park       Milpitas, CA      $13,400,000   Industrial      Fee      1977-1997/NAP    100.0%    202,762
Bay Center Business Park II       Hayward, CA       $12,300,000   Industrial      Fee         1983/NAP       75.5%    128,700
Huntwood Business Center          Hayward, CA       $11,600,000   Industrial      Fee         1984/NAP       96.7%    176,056
Port of Oakland Business Center   Oakland, CA       $10,800,000   Industrial      Fee         1977/NAP      100.0%    199,733
Charcot Business Center           San Jose, CA      $10,300,000   Industrial      Fee         1980/NAP      100.0%    164,089
Cabot Boulevard Warehouse         Hayward, CA       $ 9,300,000   Industrial      Fee         1978/NAP      100.0%    248,860
Bay Center Business Park III      Hayward, CA       $ 8,700,000   Industrial      Fee         1997/NAP      100.0%    116,941
Bayview Business Center           Fremont, CA       $ 7,300,000   Industrial      Fee         1991/NAP      100.0%    103,920
1710 Little Orchard               San Jose, CA      $ 5,900,000   Industrial      Fee         1988/NAP      100.0%    212,840
COG Warehouse                     Milpitas, CA      $ 5,700,000   Industrial      Fee         1992/NAP      100.0%    120,600
Industrial Drive                  Fremont, CA       $ 5,300,000   Industrial      Fee         1993/NAP       70.5%    198,676
Okidata Distribution Center       Milpitas, CA      $ 5,200,000   Industrial      Fee         1993/NAP      100.0%    100,497
Eden Landing Business Center      Hayward, CA       $ 4,800,000   Industrial      Fee         1989/NAP      100.0%     82,796
Doolittle Business Center         San Leandro, CA   $ 4,500,000   Industrial      Fee         1977/NAP       69.1%    113,196
Bay Center Distribution Center    Hayward, CA       $ 3,400,000   Industrial      Fee         1985/NAP      100.0%     69,438
Cadillac Court I                  Milpitas, CA      $ 3,200,000   Industrial      Fee         1991/NAP      100.0%     44,517
Bay Center Business Park I        Hayward, CA       $ 3,100,000   Industrial      Fee         1981/NAP       68.7%    148,665
Cadillac Court II                 Milpitas, CA      $ 2,500,000   Industrial      Fee         1996/NAP      100.0%     36,120

                             LEASE ROLLOVER SCHEDULE

                                                                                                                  CUMULATIVE % OF
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE   CUMULATIVE % OF   % OF TOTAL BASE RENTAL   TOTAL BASE RENTAL
     YEAR         ROLLING       PER SF ROLLING       FEET ROLLING        SF ROLLING        REVENUES ROLLING       REVENUES ROLLING
----------------------------------------------------------------------------------------------------------------------------------

   Vacant            10             $ 0.00               10%                 10%                   0%                     0%
     MTM              0             $ 0.00                0%                  0%                   0%                     0%
    2006             22             $ 7.08                5%                 15%                   5%                     5%
    2007             39             $ 6.63               16%                 31%                  16%                    21%
    2008             51             $ 8.68               24%                 55%                  31%                    53%
    2009             34             $ 7.78               10%                 66%                  12%                    65%
    2010             19             $ 7.12                7%                 72%                   7%                    71%
    2011             23             $ 5.49               13%                 86%                  11%                    82%
    2012              3             $ 4.72                7%                 93%                   5%                    87%
    2013              4             $10.92                3%                 96%                   5%                    92%
    2014              3             $12.75                4%                100%                   8%                   100%
    2015              0             $ 0.00                0%                100%                   0%                   100%
2016 & Beyond         0             $ 0.00                0%                100%                   0%                   100%

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-27

     The following table presents certain information relating to the major tenants at the RREEF Industrial Portfolio Properties:

                                                                                         % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                     (FITCH/                     % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME            MOODY'S/S&P)(1)   TENANT NRSF   NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

Cisco Systems, Inc.                  --/A1/A+         136,425      3%    $ 3,714,853         11%          $27.23      02/29/2008
Level 3 Communications, LLC       CCC-/Caa2/CCC+      197,100      4%    $ 2,512,254          8%          $12.75      09/30/2014
Kosan Biosciences Incorporated       --/--/--         113,792      2%    $ 1,703,910          5%          $14.97      02/28/2013(2)
Keeco, LLC                           --/--/--         283,629      6%    $ 1,361,419          4%          $ 4.80      12/31/2012
Unified Western Grocers, Inc.        --/--/--         194,350      4%    $   956,202          3%          $ 4.92      01/31/2008
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                925,296     19%    $10,248,638         31%          $11.08
--------------------------------------------------------------------------------------------------------------------------------

Other Tenants                          NAP          3,433,684     71%    $22,326,585         69%          $ 6.50        Various
Vacant Space                           NAP            457,591     10%    $         0          0%          $ 0.00          NAP
--------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                              4,816,571    100%    $32,575,223        100%          $ 7.47
--------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  69,512 square feet expire on February 29, 2008 and 44,280 square feet expire on February 28, 2013.

     ESCROWS AND RESERVES. The RREEF Industrial Portfolio Borrower is required to escrow monthly 1/12 of estimated annual real estate taxes and 1/12 of estimated insurance premiums upon the occurrence of any of the following events:
(i) the RREEF Industrial Portfolio Borrower fails to pay all taxes or all insurance premiums due with respect to the RREEF Industrial Portfolio Properties prior to the due date or (ii) a cash management period (a "Cash Management
Period") exists. A Cash Management Period will exist upon the occurrence of (a)
an event of default under the RREEF Industrial Portfolio Loan until the cure of the event of default, (b) the bankruptcy or insolvency of the RREEF Industrial
Portfolio Borrower or the property manager until the emergence of the RREEF
Industrial Portfolio Borrower or the property manager from bankruptcy with no adverse consequences to the RREEF Industrial Portfolio Properties or the RREEF
Industrial Portfolio Loan or, as to the bankruptcy or insolvency of the property manager, a replacement property manager reasonably acceptable to lender is appointed or (c) the DSCR for the preceding 12 calendar months falls below 1.10x until the DSCR is equal to or greater than 1.10x for two consecutive quarters.
Additionally, if a Cash Management Period exists, the RREEF Industrial Portfolio
Borrower is required to escrow monthly $60,207 into a capital expenditures reserve account and $160,552 into a rollover reserve account.

     Lastly, in the event the RREEF Industrial Portfolio Borrower receives a fee, payment or other compensation from any tenant relating to or in exchange for the termination of such tenant's lease (a "Lease Termination Fee") the RREEF
Industrial Portfolio Borrower is required to deposit such Lease Termination Fee into a lease termination reserve account to be used by the RREEF Industrial
Portfolio Borrower (i) for tenant improvements and leasing commissions with respect to re-leasing the space associated with such Lease Termination Fee (a
"Termination Space") and (ii) in the event there is any Rent Deficiency (as defined below) with respect to the Termination Space, in replacement of rent payable to the RREEF Industrial Portfolio Borrower. The difference between the amount of monthly rent received from the replacement tenant and the amount of monthly rent received from the previous tenant leasing a Termination Space is the "Rent Deficiency."

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
RREEF Industrial Portfolio Loan. The lockbox will remain in place until the
RREEF Industrial Portfolio Loan has been paid in full.

     PROPERTY MANAGEMENT. The RREEF Industrial Portfolio Properties are managed by RREEF Management Company, an affiliate of the RREEF Industrial Portfolio
Borrower. The management agreements are subordinate to the RREEF Industrial
Portfolio Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PROPERTY(S). The RREEF Industrial Portfolio Borrower may obtain a release of one or more RREEF Industrial Portfolio Properties by partial defeasance of the RREEF Industrial Portfolio Loan subject to the satisfaction of certain conditions including, but not limited to: (i) the allocated loan amount of the individual property to be released plus the allocated loan amount(s) of all individual properties previously released does not exceed $125,000,000, (ii)
after giving effect to the release(s), the underwritten DSCR for the remaining
RREEF Industrial Portfolio Properties is not less than the greater of (a) the
DSCR on November 17, 2006 for all of the RREEF Industrial Portfolio Properties
or (b) the DSCR for the RREEF Industrial Portfolio Properties immediately prior to the release of the defeased property(s), (iii) after giving effect to the release(s), the LTV of the remaining RREEF Industrial Portfolio Properties is not greater than the lesser of (1) the LTV on November 17, 2006 or (2) the LTV immediately prior to the subject release, (iv) the RREEF Industrial Portfolio
Borrower must defease an amount equal to 115% of the RREEF Industrial Portfolio
Loan amount allocated for the released property(s) and (v) the RREEF Industrial
Portfolio Borrower must obtain a written affirmation from each of the rating agencies that the credit rating of the certificates will not be qualified, downgraded or withdrawn as a result of such release(s).

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-28

     SUBSTITUTION OF PROPERTY(S). The RREEF Industrial Portfolio Borrower may
obtain a release of any of the RREEF Industrial Portfolio Properties from the
RREEF Industrial Portfolio Loan by simultaneously substituting one or more other properties of like or better kind and quality in place of a released property(s), subject to the satisfaction of certain conditions including, but not limited to: (i) the RREEF Industrial Portfolio Borrower pays a fee in the amount of 0.10% of the allocated loan amount of the substituted property(s),
(ii) the allocated loan amount of the individual property to be substituted plus the allocated loan amount(s) of all individual properties previously substituted does not exceed $125,000,000, (iii) after giving effect to the substitution(s), the underwritten DSCR for the remaining RREEF Industrial Portfolio Properties including the substitute property(s) is not less than the greater of (1) the
DSCR on November 17, 2006 for all of the RREEF Industrial Portfolio Properties
or (2) the DSCR for the RREEF Industrial Portfolio Properties immediately prior to the substitution, (iv) after giving effect to the substitution(s), the LTV of the remaining RREEF Industrial Portfolio Properties is not greater than the lesser of (1) the LTV on November 17, 2006 or (2) the LTV immediately prior to the subject substitution, (v) if the allocated loan amount of the substitution property plus the allocated loan amount(s) of all substituted properties previously released exceeds $62,500,000, the RREEF Industrial Portfolio Borrower must obtain a written affirmation from each of the rating agencies that the credit rating of the certificates will not be qualified, downgraded or withdrawn as a result of such substitution(s) and (vi) the underwritten net operating income for the replacement property(s) does not show a downward trend over three consecutive years prior to substitution(s).

     Certain additional information regarding the RREEF Industrial Portfolio
Loan and the RREEF Industrial Portfolio Properties is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-29

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 25 - NATICK MALL
--------------------------------------------------------------------------------

                     Natick Mall (Photos) have been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-30

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 25 - NATICK MALL
--------------------------------------------------------------------------------

                      Natick Mall (Map) have been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-31

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 25 - NATICK MALL
--------------------------------------------------------------------------------

                      Natick Mall (Map) have been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-32

--------------------------------------------------------------------------------
                       MORTGAGE LOAN NO. 25 - NATICK MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE(1):                      $225,000,000

CUT-OFF DATE BALANCE(1):                  $225,000,000

SHADOW RATING (FITCH/S&P):                BBB/BBB-

LOAN PURPOSE:                             Refinance

FIRST PAYMENT DATE:                       November 7, 2006

INTEREST RATE:                            5.512%

AMORTIZATION:                             Interest Only

ARD:                                      NAP

HYPERAMORTIZATION:                        NAP

MATURITY DATE:                            October 7, 2011

EXPECTED MATURITY BALANCE(1):             $225,000,000

SPONSOR(S):                               General Growth Properties, Inc./New
                                          York State Common Retirement Fund

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Locked out until two years after the
                                          REMIC "start-up" day, with U.S.
                                          Treasury defeasance thereafter.
                                          Prepayable without a premium from and
                                          after October 7, 2009.

LOAN PER SF(1):                           $366.69

UP-FRONT RESERVES:                        NAP

ONGOING RESERVES:                         RE Tax:      Springing
                                          Insurance:   Springing
                                          Cap Ex:      Springing
                                          TI/LC:       Springing

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Retail

PROPERTY SUB-TYPE:                        Anchored

LOCATION:                                 Natick, MA

YEAR BUILT/RENOVATED:                     1966/1994

PERCENT LEASED(2):                        93.9%

SQUARE FOOTAGE:                           613,603

THE COLLATERAL:                           Two-story regional mall

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      General Growth Management, Inc.

3RD MOST RECENT NET OP. INCOME (AS OF):   $25,554,369 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $25,510,301 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $25,942,651 (TTM 06/30/2006)

U/W NET OP. INCOME:                       $25,131,412

U/W NET CASH FLOW:                        $24,036,162

U/W OCCUPANCY:                            93.9%

APPRAISED VALUE:                          $500,000,000

CUT-OFF DATE LTV(1):                      45.0%

MATURITY DATE LTV(1):                     45.0%

DSCR(1):                                  1.91x

POST IO DSCR(1):                          NAP
--------------------------------------------------------------------------------

(1)  The subject $225,000,000 loan represents the senior portion of a
     $350,000,000 mortgage loan. All LTV, DSCR and Loan per SF numbers in this table are based on the $225,000,000 senior financing.

(2)  Based on the rent roll dated August 7, 2006.

THE NATICK MALL LOAN

     THE LOAN. The second largest loan (the "Natick Mall Loan") as evidenced by the Promissory Note (the "Natick Mall Note") is secured by a first priority fee
Deed of Trust (the "Natick Mall Mortgage") encumbering the 613,603 square foot regional mall known as Natick Mall, located in Natick, MA (the "Natick Mall
Property"). The Natick Mall Loan was originated on September 12, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Natick Mall, LLC, a Delaware limited liability company (the "Natick Mall Borrower") that owns no material asset other than the Natick Mall Property and related interests. The Natick Mall Borrower is a wholly-owned subsidiary of General Growth Properties ("GGP") and New York
State Common Retirement Fund ("NYSCRF"), the sponsor of the Natick Mall Loan.
GGP is a publicly traded REIT with an equity market cap of $11.21 billion, and ownership interest in, or management responsibility for, a portfolio of over 200 regional shopping malls in 44 states totaling approximately 200 million square feet of space.

     THE PROPERTY. The Natick Mall Property is located in Natick, MA, at 1245
Worcester Street, at the intersection of Speen Street and Route 9. It is approximately 16 miles west of Boston, MA. The Natick Mall Property was originally constructed in 1966 and renovated in 1994. It consists of a 1,130,265 square foot, two level regional mall, of which 613,603 square feet is collateral for the Natick Mall Loan. The Natick Mall Property is anchored by Macy's, Sears,
Lord & Taylor and JC Penney.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-33

                                                     CREDIT RATING OF                              OPERATING
                                                      PARENT COMPANY                COLLATERAL     COVENANT
    ANCHOR               PARENT COMPANY            (FITCH/MOODY'S/S&P)     GLA     INTEREST (1)   EXPIRATION
------------------------------------------------------------------------------------------------------------

Macy's          Federated Department Stores, Inc      BBB+/Baa1/BBB      208,376         No       06/01/2052
JC Penney       JC Penney Co, Inc                     BBB/Baa3/BBB-      198,672        Yes       02/28/2027
Sears           Sears Holdings Corporation             BB/Ba1/BB+        194,722         No       09/29/2092
Lord & Taylor   Federated Department Stores, Inc      BBB+/Baa1/BBB      113,564         No       12/31/2092
------------------------------------------------------------------------------------------------------------
TOTAL                                                                    715,334
------------------------------------------------------------------------------------------------------------

(1)  Macy's owns the land and improvements on its space. Sears and Lord & Taylor own only the improvements on their respective spaces.

                             LEASE ROLLOVER SCHEDULE

                                                                                    CUMULATIVE
                               AVERAGE                                % OF TOTAL    % OF TOTAL
                              BASE RENT    % OF TOTAL   CUMULATIVE   BASE RENTAL   BASE RENTAL
                # OF LEASES     PER SF    SQUARE FEET     % OF SF      REVENUES      REVENUES
     YEAR         ROLLING      ROLLING      ROLLING       ROLLING      ROLLING       ROLLING
----------------------------------------------------------------------------------------------

    Vacant           18         $ 0.00         6%            6%           0%             0%
     MTM              3         $85.22         0%            6%           1%             1%
     2006             2         $57.05         1%            7%           1%             2%
     2007             6         $48.85         3%           10%           4%             6%
     2008             4         $64.48         1%           11%           1%             8%
     2009            11         $48.97         5%           16%           7%            15%
     2010            15         $45.38        10%           26%          13%            28%
     2011             5         $59.49         1%           27%           2%            30%
     2012             6         $47.04         3%           30%           4%            34%
     2013             4         $73.57         1%           31%           2%            36%
     2014            21         $52.17        14%           45%          20%            56%
     2015            29         $55.17        13%           57%          20%            76%
2016 & Beyond        22         $19.48        43%          100%          24%           100%
----------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Natick Mall Property:

                                                                                  % OF TOTAL     ANNUALIZED
                          CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                             (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
      TENANT NAME        MOODY'S/S&P)(1)     NRSF    % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

JC Penney(2)              BBB/Baa3/BBB-    198,672       32%      $ 1,664,064          8%          $ 8.38      02/28/2027
Gap/Gapkids               BBB-/Baa3/BBB+    14,500        2%      $ 1,000,500          5%          $69.00      12/31/2014
Talbots                      --/--/--       11,510        2%      $   494,928          2%          $43.00      01/31/2014
The Maxx                     --/A3/A        11,000        2%      $   445,500          2%          $40.50      09/30/2010
Banana Republic           BBB-/Baa3/BB+      9,985        2%      $   440,736          2%          $44.14      01/31/2007
Express                    --/Baa2/BBB      11,341        2%      $   430,958          2%          $38.00      01/31/2014
Victoria's Secret          --/Baa2/BBB      11,321        2%      $   428,374          2%          $37.84      01/31/2015
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     268,329       44%      $ 4,905,060         23%          $18.28
-------------------------------------------------------------------------------------------------------------------------
Other Tenants                  NAP         308,026       50%      $16,472,647         77%          $53.48        Various
Vacant Space                   NAP          37,248        6%      $         0          0%          $ 0.00          NAP
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                     613,603      100%      $21,377,707        100%          $37.09
-------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  JC Penney is currently occupying space under a temporary license agreement in order to complete renovations on the subject space. The estimated store opening is March 2007.

     ESCROWS AND RESERVES. Upon the occurrence and continuance of a Trigger
Event, the Natick Mall Borrower is required to escrow monthly 1/12 of estimated annual real estate taxes and insurance premiums monthly, $8,628 for replacement reserves (the total replacement reserve is capped at $103,532), and $34,578 for rollover reserves monthly (the total rollover reserve is capped at $414,931). A
Trigger Event shall commence upon the occurrence of either of the following: (i)
an event of default under the loan agreement with respect to the Natick Mall
Loan or (ii) the DSCR dropping below 1.10x for any consecutive twelve month period.

     In addition, the Natick Mall Borrower may obtain financing for capital expenditures for items capitalized under GAAP (including expenditures for building improvements or major repairs, leasing commissions and tenant improvements) and related solely to the Natick Mall Property so long as such indebtedness (i) is unsecured or (ii) in the aggregate does not exceed
$17,500,000; provided that the Natick Mall Borrower may be permitted to incur capital expenditures exceeding $17,500,000 as long as the total amount outstanding at any one time when combined with trade debts shall not exceed
$26,250,000.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-34

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Natick Mall Loan. The lockbox will be in place until the Natick Mall Loan has been paid in full.

     PROPERTY MANAGEMENT. The Natick Mall Property is managed by General Growth
Management, Inc., which is an affiliate of the Natick Mall Loan's sponsor. The management agreement is subordinate to the Natick Mall Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The Natick Mall Borrower or a
holder of a direct or indirect interest in the Natick Mall Borrower, is permitted to incur mezzanine financing provided that (i) the originating lender or one of its affiliates originates the mezzanine debt; (ii) the collateral shall only include pledges of the equity interests of the Natick Mall Borrower;
(iii) all mezzanine debt documents are reasonably acceptable to both the rating agencies and the originating lender; (iv) the mezzanine debt intercreditor agreements and documents require that the Natick Mall Borrower provide evidence that the anticipated DSCR will be no less than 1.10x at all times during the applicable period, regardless of whether the mezzanine debt has a fixed or floating interest rate; (v) the LTV immediately following the closing is no greater than 80%; (vi) the DSCR immediately following the closing is no less than 1.10x; (vii) the Natick Mall Borrower provides any amendments to the loan documents that are reasonably required by the originating lender and the rating agencies in connection with the mezzanine debt, none of which shall amend the interest rate or monthly DSCR; (viii) the mezzanine borrower shall be structured so that it does not effect the bankruptcy remote nature of the Natick Mall
Borrower and shall not be contrary to rating agency criteria; (ix) a confirmation is received from the applicable rating agencies that the incurrence of the mezzanine debt will not cause the rating on any class of certificates to be qualified, withdrawn or downgraded.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). The Natick
Mall Property is additionally encumbered by a B-Note and C-Note with original principal balances as of the Cut-off Date of $60,000,000 and $65,000,000,
respectively, which are not included in the trust. The aggregate mortgage loan is $350,000,000 with an aggregate LTV of 70.0% and an aggregate underwritten
DSCR of 1.20x.

     Certain additional information regarding the Natick Mall Loan and the
Natick Mall Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-35

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 26 - OXFORD CENTRE
--------------------------------------------------------------------------------

                    Oxford Centre (Photos) have been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-36

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 26 - OXFORD CENTRE
--------------------------------------------------------------------------------

                      Oxford Centre (Map) have been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-37

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 26 - OXFORD CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:               $118,000,000

CUT-OFF DATE BALANCE:           $118,000,000

SHADOW RATING (FITCH/S&P):      NAP

LOAN PURPOSE:                   Refinance

FIRST PAYMENT DATE:             January 1, 2007

INTEREST RATE:                  5.660%

AMORTIZATION:                   Interest Only

ARD:                            NAP

HYPERAMORTIZATION:              NAP

MATURITY DATE:                  December 1, 2016

EXPECTED MATURITY BALANCE:      $118,000,000

SPONSOR:                        Mark E. Mason

INTEREST CALCULATION:           Actual/360

CALL PROTECTION:                Lockout until two years after the REMIC start-up
                                date, with U.S. Treasury defeasance thereafter.
                                Prepayable without penalty on and after
                                July 1, 2016.

LOAN PER SF:                    $116.73

UP-FRONT RESERVES:              Preferred Maintenance:   $2,000,000
                                TI/LC:                   $7,500,000

ONGOING RESERVES:               TI/LC(1):                $50,000/month

LOCKBOX:                        Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                             Single Asset

PROPERTY TYPE:                                      Office

PROPERTY SUB-TYPE:                                  Urban

LOCATION:                                           Pittsburgh, PA

YEAR BUILT/RENOVATED:                               1982/NAP

PERCENT LEASED(2):                                  83.1%

SQUARE FOOTAGE:                                     1,010,905

THE COLLATERAL:                                     45-story office tower

OWNERSHIP INTEREST:                                 Fee

PROPERTY MANAGEMENT:                                Oxford Development Company

3RD MOST RECENT NET OP. INCOME (AS OF):             $10,009,669 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):             $10,010,597 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):                 $10,458,627 (TTM 08/31/2006)

U/W NET OP. INCOME:                                 $11,276,732

U/W NET CASH FLOW:                                  $10,121,234

U/W OCCUPANCY:                                      83.1%

CUT-OFF DATE LTV:                                   79.7%

MATURITY DATE LTV:                                  79.7%

DSCR:                                               1.49x

POST IO DSCR:                                       NAP
--------------------------------------------------------------------------------

(1)  Monthly payments will not be required so long as the balance of the TI/LC reserve account if the balance should fall below $2,000,000.

(2)  Percent leased is based on rent roll dated October 1, 2006.

THE OXFORD CENTRE LOAN

     THE LOAN. The third largest loan (the "Oxford Centre Loan"), as evidenced by the Promissory Note, is secured by a first priority fee Deed of Trust (the
"Oxford Centre Mortgage") encumbering the 1,010,905 square foot urban office building known as the Oxford Centre Building, located in Pittsburgh,
Pennsylvania (the "Oxford Centre Property"). The Oxford Centre Loan was
originated on November 29, 2006 by or on behalf of Morgan Stanley Mortgage
Capital Inc.

     THE BORROWER. The borrower is Oxford Development Company/Grant Street, a
Pennsylvania limited liability partnership (the "Oxford Centre Borrower") that owns no material asset other than the Oxford Centre Property and related interests. The Oxford Centre Borrower is comprised of Oxford Development
Company-Pittsburgh, OOC, Inc. and L&M Associates. OOC, Inc. is the general partner of the partnership. L&M Associates d/b/a Oxford Development Company is
one of the largest real estate development and management companies in Western
Pennsylvania, with over 35 years of real estate development, property management and leasing experience and has developed, owned, leased and/or managed over 30 million square feet of commercial space.

     THE PROPERTY. The Oxford Centre Property is located in Pittsburgh,
Pennsylvania at the gateway to Grant Street from I-376 and I-279. It consists of a 1,010,905 square foot, 45-story urban office tower and a four level retail and office arcade connected to a ten-level 840 car parking garage and the Rivers
Club, a two level athletic/dining club. It is situated on approximately 1.79 acres.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-38

                             LEASE ROLLOVER SCHEDULE

                                  AVERAGE                                          % OF TOTAL BASE   CUMULATIVE % OF
               # OF LEASES   UNDERWRITTEN BASE   % OF TOTAL SQUARE   CUMULATIVE %  RENTAL REVENUES  TOTAL BASE RENTAL
     YEAR        ROLLING    RENT PER SF ROLLING     FEET ROLLING    OF SF ROLLING      ROLLING       REVENUES ROLLING
---------------------------------------------------------------------------------------------------------------------

    Vacant          35             $ 0.00               18%              18%              0%                 0%
     MTM            16             $11.33                2%              19%              1%                 1%
     2006            4             $ 8.65                1%              21%              1%                 2%
     2007            8             $23.94                7%              27%              9%                10%
     2008           16             $20.87                8%              35%              9%                19%
     2009            9             $26.31                5%              40%              7%                26%
     2010            4             $26.02                3%              42%              4%                29%
     2011           13             $24.36               16%              58%             21%                50%
     2012            3             $28.65                4%              62%              6%                56%
     2013            0             $ 0.00                0%              62%              0%                56%
     2014            4             $28.10                2%              64%              3%                59%
     2015            5             $21.58                7%              71%              8%                67%
2016 & Beyond       11             $20.96               29%             100%             33%               100%

     The following table presents certain information relating to the major tenants at the Oxford Centre Property:

                                                                                  % OF TOTAL    ANNUALIZED
                                  CREDIT RATING                    ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                     (FITCH/       TENANT   % OF  UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
           TENANT NAME             MOODY'S/S&P)     NRSF    NRSF  BASE RENT ($)    BASE RENT   ($ PER NRSF)    EXPIRATION
--------------------------------------------------------------------------------------------------------------------------

Buchanan Ingersoll, P.C.             --/--/--      217,568    22%   $ 5,252,565       29%         $25.24     12/31/2006(1)
Thorp Reed Armstrong                 --/--/--       82,621     8%   $ 2,093,647       11%         $25.34         MTM(2)
Morgan Lewis and Bockius, LLP        --/--/--       36,126     4%   $ 1,083,780        6%         $30.00       06/30/2012
Pietragallo Bosick & Gordon, LLP     --/--/--       50,334     5%   $   946,680        5%         $18.81         MTM(3)
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             386,649    38%   $ 9,616,610       52%         $24.87
--------------------------------------------------------------------------------------------------------------------------

Other Tenants                                      444,016    44%   $ 9,205,932       48%         $20.37        Various
Vacant                                             180,240    18%   $         0        0%         $ 0.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           1,010,905   100%   $18,822,542      100%         $22.65
--------------------------------------------------------------------------------------------------------------------------

(1)  159,959 SF expires on 12/31/2016; 48,609 SF expires on 12/31/2007 and 9,000
     SF expires on 12/31/2006.

(2)  80,539 SF expires on 04/30/2011 and 2,082 SF is MTM.

(3)  47,334 SF expires on 12/31/2005 and 3000 SF is MTM.

     ESCROWS AND RESERVES. The Oxford Centre Borrower was required to make an initial deposit of $7,500,000 into a TI/LC reserve and thereafter to make a monthly deposit into the reserve of $50,000 if the balance should fall below
$2,000,000. The Oxford Centre Borrower was also required to deposit $2,000,000 into an initial Deferred Maintenance reserve.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Oxford Centre Loan. The lockbox begins a cash flow sweep upon occurrence of the following: (i) event of default under the loan documents or (ii) the DSCR falls below 1.05x for the preceding trailing 12-month period as determined by the lender.

     PROPERTY MANAGEMENT. The Oxford Centre Property is managed by Oxford
Development Company - Pittsburgh, an affiliate of the Oxford Centre Borrower.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Oxford Centre Loan and the
Oxford Centre Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-39

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 27 - WESTIN O'HARE
--------------------------------------------------------------------------------

                     Westin O'Hare (Photos) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-40

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 27 - WESTIN O'HARE
--------------------------------------------------------------------------------

                      Westin O'Hare (Map) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-41

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 27 - WESTIN O'HARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $101,000,000

CUT-OFF DATE BALANCE:        $101,000,000

SHADOW RATING (FITCH/S&P):   NAP

LOAN PURPOSE:                Acquisition

FIRST PAYMENT DATE:          January 8, 2007

INTEREST RATE:               5.810%

AMORTIZATION:                Interest only through December 8, 2011. Principal
                             and interest payments of $593,263.90 beginning
                             January 8, 2012 through the maturity date.

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               December 8, 2016

EXPECTED MATURITY BALANCE:   $94,391,450

SPONSOR:                     Ashford Hospitality Limited Partnership

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Locked out until 2 years after the REMIC "start-up"
                             day, with U.S. Treasury defeasance thereafter.
                             Prepayable without penalty from and after September
                             8, 2016.

LOAN PER ROOM:               $192,381

UP-FRONT RESERVES:           NAP

ONGOING RESERVES:            FF&E:      Springing
                             RE Tax:    Springing
                             Insurance: Springing

LOCKBOX:                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Hospitality

PROPERTY SUB-TYPE:                        Full Service

LOCATION:                                 Rosemont, IL

YEAR BUILT/RENOVATED:                     1984/2002-2005

PERCENT OCCUPIED(1):                      73.4%

NUMBER OF ROOMS:                          525

THE COLLATERAL:                           12-story full service hotel

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      SLC Operating Limited Partnership
                                          (Westin Hotel Company / Starwood
                                          Hotels & Resorts Worldwide, Inc.)

3RD MOST RECENT NET OP. INCOME (AS OF):   $9,181,122 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $9,149,091 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $10,008,309 (TTM 09/30/2006)

U/W NET OP. INCOME:                       $10,321,776

U/W NET CASH FLOW:                        $8,676,402

U/W OCCUPANCY:                            73.4%

APPRAISED VALUE:                          $131,000,000

CUT-OFF DATE LTV:                         77.1%

MATURITY DATE LTV:                        72.1%

DSCR:                                     1.46x

POST IO DSCR:                             1.22x
--------------------------------------------------------------------------------

(1)  Represents the trailing twelve-month average occupancy rate, based on borrower financials, as of September 30, 2006.

THE WESTIN O'HARE LOAN

     THE LOAN. The fourth largest loan (the "Westin O'Hare Loan"), as evidenced by the Promissory Note A1, in the amount of $60,000,000, and the Promissory Note
A2, in the amount of $41,000,000, is secured by a Mortgage, Assignment of Leases and Rents and Security Agreement (the "Westin O'Hare Mortgage") encumbering the
525-key full-service hotel known as the Westin O'Hare, located in Rosemont, IL
(the "Westin O'Hare Property"). The Westin O'Hare Loan was originated on
November 16, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Ashford Chicago O'Hare LP, a Delaware limited partnership (the "Westin O'Hare Borrower") that owns no material asset other than the Westin O'Hare Property and related interests. The Westin O'Hare
Borrower is wholly owned and controlled by Ashford Hospitality Limited
Partnership (the "Westin O'Hare Sponsor"). Ashford Hospitality Limited
Partnership is wholly owned and controlled by Ashford Hospitality Trust, Inc.
("Ashford"). Ashford is a publicly traded company (NYSE: AHT) headquartered in
Dallas, TX that operates as a self-advised Real Estate Investment Trust
("REIT"). Ashford invests across all segments of the hospitality industry and at all levels of the capital structure, including direct hotel investments, first mortgages, mezzanine loans, construction loans and sale-leaseback transactions.
As of June 30, 2006, Ashford had annualized trailing six-month revenues of approximately $240 million and operating income of approximately $44 million. As of October 27, 2006, Ashford had approximately $1.9 billion in outstanding hotel investments in 81 properties totaling 15,492 rooms.

     THE PROPERTY. The Westin O'Hare Property is located in Rosemont, IL, part of Cook County, at 6100 North River Road, approximately fifteen miles northwest of Chicago's central business district and three miles east of Chicago O'Hare
International Airport. It opened in 1984, has 525 rooms, is twelve stories tall, has approximately 43,151 square feet of meeting space, and has approximately 644 on-grade parking spaces. The Westin O'Hare Borrower shall be permitted to construct additional improvements on the Westin O'Hare Property, which would constitute additional collateral for the Westin O'Hare Loan, in accordance with the terms of the loan

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-42

agreement, which include, but are not limited to (a) no event of default has occurred and is continuing, (b) such an expansion shall not result in loss of access to, or materially adversely impact the business of, the Westin O'Hare
Property and its improvements and (c) no additional secured or unsecured debt is permitted except in accordance with the "Mezzanine Loan and Preferred Equity
Interest" section below.

     The following table presents certain information relating to the historical occupancy, ADR, and RevPAR of the Westin O'Hare Property and of its competitive set:

             SUBJECT AND MARKET HISTORICAL OCCUPANCY, ADR, REVPAR(1)

                      COMPETITIVE SET                SUBJECT PROPERTY             PENETRATION FACTOR
               ----------------------------   -----------------------------   --------------------------
    YEAR       OCCUPANCY     ADR     REVPAR   OCCUPANCY     ADR      REVPAR   OCCUPANCY    ADR    REVPAR
--------------------------------------------------------------------------------------------------------

    2003         63.7%     $129.09   $82.23     69.3%     $121.05   $ 83.89     108.8%     93.8%  102.0%
    2004         65.0%     $125.35   $81.48     71.7%     $128.37   $ 92.04     110.3%    102.4%  113.0%
    2005         67.7%     $127.16   $86.09     72.8%     $135.20   $ 98.43     107.5%    106.3%  114.3%
T-12 09/2006     73.1%     $135.04   $98.68     73.4%     $148.59   $109.06     100.4%    110.0%  110.5%

(1)  The above table is based on borrower financials and on a borrower-provided
     Smith Travel Research STAR Report as of August 2006. T-12 competitive set figures are T-12 as of October 2006.

     ESCROWS AND RESERVES. The Westin O'Hare Borrower is required to monthly escrow 1/12 of annual real estate taxes and insurance premiums unless (i) no event of default has occurred and is continuing, (ii) the Westin O'Hare Borrower is reserving for such taxes and insurance premiums in accordance with the loan agreement and the hotel management agreement and (iii) the lender shall have received evidence of payment of such taxes and insurance premiums in accordance with the loan agreement. The Westin O'Hare Borrower is furthermore required to escrow monthly 1/12 of 4% of gross revenues as determined in the Westin O'Hare
Property's annual budget, which may be drawn, provided no event of default has occurred and continuing, for the purpose of paying for FF&E expenditures consistent with the Westin O'Hare Property's annual budget. The requirement for the Westin O'Hare Borrower to make such FF&E escrows shall be waived to the extent that (i) no event of default has occurred and is continuing, (ii) the
Westin O'Hare Borrower reserves for FF&E expenditures pursuant to the hotel management agreement and (iii) the lender receives an acceptable pledge giving the lender a security interest is such reserves.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Westin O'Hare Loan. The lockbox will be in place until the loan has been paid in full.

     PROPERTY MANAGEMENT. The Westin O'Hare Property is managed by SLC Operating
Limited Partnership in its capacity as successor in interest to Westin Hotel
Company, pursuant to a management contract running from January 6, 1984 to
December 31, 2024 with three automatic ten-year renewals. The management agreement is subordinate to the Westin O'Hare Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. One or more mezzanine loans are permitted to be obtained by the owner or affiliates of the Westin O'Hare
Borrower in accordance with the terms of the loan agreement, which include, but are not limited to (i) no event of default has occurred and is continuing, (ii)
the DSCR immediately following the closing of each mezzanine loan is no less than 1.46x, (iii) the LTV immediately following the closing of each mezzanine loan is not less than 77.1%, (iv) the proceeds of the mezzanine loans shall be used solely to pay for capital expenditures incurred by the Westin O'Hare
Borrower and/or the operating tenant of the Westin O'Hare Property with respect to alterations, improvements and expansion of the Westin O'Hare Property and (v)
the aggregate principal amount of all the mezzanine loans shall not exceed the sum of all such capital expenditures.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Westin O'Hare Loan and the
Westin O'Hare Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-43

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 28 - 75 PARK PLACE
--------------------------------------------------------------------------------

                     75 Park Place (Photo) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-44

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 28 - 75 PARK PLACE
--------------------------------------------------------------------------------

                      75 Park Place (Map) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-45

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 28 - 75 PARK PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $85,000,000

CUT-OFF DATE BALANCE:        $85,000,000

SHADOW RATING (FITCH/S&P):   BBB-/AAA

LOAN PURPOSE:                Refinance

FIRST PAYMENT DATE:          November 9, 2006

INTEREST RATE:               5.510%

AMORTIZATION:                Interest Only

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               October 9, 2016

EXPECTED MATURITY BALANCE:   $85,000,000

SPONSOR(S):                  Jack Resnick & Sons

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Locked out until 2 years after the REMIC "start-up"
                             day, with U.S. Treasury defeasance thereafter.
                             Prepayable without a premium from and after July 9,
                             2016.

LOAN PER SF:                 $148.15
UP-FRONT RESERVES:           TI/LC:               $3,600,000

ONGOING RESERVES:            RE Tax:              Springing
                             Insurance:           Springing
                             Operating Expense:   Springing

LOCKBOX                      Springing Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Urban

LOCATION:                                 New York, NY

YEAR BUILT/RENOVATED:                     1987/NAP

PERCENT LEASED(1):                        100.0%

SQUARE FOOTAGE:                           573,735

THE COLLATERAL:                           14-Story Class A Office building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Jack Resnick & Sons

3RD MOST RECENT NET OP. INCOME AS OF):    $11,017,968 (TTM 12/31/2003)

2ND MOST RECENT NET OP. INCOME (AS OF):   $9,936,919 (TTM 12/31/2004)

MOST RECENT NET OP. INCOME (AS OF):       $12,618,046 (TTM 12/31/2005)

U/W NET OP. INCOME:                       $11,383,586

U/W NET CASH FLOW:                        $10,459,105

U/W OCCUPANCY(2):                         93.5%

APPRAISED VALUE:                          $210,000,000

CUT-OFF DATE LTV:                         40.5%

MATURITY DATE LTV:                        40.5%

DSCR:                                     2.20x

POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)  Based on the rent roll dated August 28, 2006.

(2)  Based on the rent roll as of August 28, 2006 and assuming that the 37,286 square feet of RR Donnelley space is vacant on the basement floor.

THE 75 PARK PLACE LOAN

     THE LOAN. The fifth largest loan (the "75 Park Place Loan") as evidenced by the Promissory Note (the "75 Park Place Note") is secured by a first priority fee Deed of Trust (the "75 Park Place Mortgage") encumbering the 573,735 square foot urban office building known as 75 Park Place, located in New York, NY (the
"75 Park Place Property"). The 75 Park Place Loan was originated on October 3,
2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Resnick 75 Park Place LLC, a Delaware limited liability company (the "75 Park Place Borrower") that owns no material asset other than the 75 Park Place Property and related interests. The 75 Park Place
Borrower is a limited partnership controlled by Jack Resnick & Sons, the sponsor of the 75 Park Place Loan. Established in 1928, Jack Resnick & Sons is a premier
New York City property owner and developer with over 6 million square feet of commercial space.

     THE PROPERTY. The 75 Park Place Property is located in New York, NY, and occupies an entire city block in lower Manhattan, between West Broadway, Murray
Street, Greenwich Street and Park Place. The 75 Park Place Property was
originally constructed in 1987. It consists of a 573,735 square foot, fourteen-story urban office building. The 75 Park Place Property is situated on approximately 0.98 acres and includes 100 parking spaces.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-46

                             LEASE ROLLOVER SCHEDULE

                              AVERAGE     % OF                 % OF TOTAL
                                BASE     TOTAL                    BASE         CUMULATIVE
                                RENT     SQUARE   CUMULATIVE     RENTAL        % OF TOTAL
                # OF LEASES    PER SF     FEET      % OF SF     REVENUES       BASE RENTAL
    YEAR          ROLLING     ROLLING   ROLLING     ROLLING      ROLLING    REVENUES ROLLING
--------------------------------------------------------------------------------------------

    Vacant           0        $  0.00      0%          0%           0%              0%
     MTM             0        $  0.00      0%          0%           0%              0%
    2006             0        $  0.00      0%          0%           0%              0%
    2007             4        $ 52.50     23%         23%          32%             32%
    2008             0        $  0.00      0%         23%           0%             32%
    2009             1        $ 27.50      8%         31%           6%             38%
    2010             0        $  0.00      0%         31%           0%             38%
    2011             0        $  0.00      0%         31%           0%             38%
    2012             2        $ 27.93     35%         66%          26%             64%
    2013             1        $ 50.00      1%         67%           1%             66%
    2014             0        $  0.00      0%         67%           0%             66%
    2015             5        $ 39.00     33%        100%          34%            100%
2016 & Beyond        1        $188.57      0%        100%           0%            100%

     The following table presents certain information relating to the major tenants at the 75 Park Place Property:

                                                                                          % OF TOTAL     ANNUALIZED
                                   CREDIT RATING                           ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                      (FITCH/                     % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME             MOODY'S/S&P)(1)   TENANT NRSF   NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

CUNY (BMCC)                           --/--/AA        189,109      33%    $ 7,375,251         34%          $39.00      05/01/2015
RR Donnelley & Sons                  --/Baa2/A-       116,422      20%    $ 6,469,571         30%          $55.57      06/01/2007
City of NY Real Estate Division       --/--/AA        183,244      32%    $ 4,947,588         23%          $27.00      12/01/2012
Tradition Asiel Securities            --/--/--         47,260       8%    $ 1,299,650          6%          $27.50      08/01/2009
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                536,035      93%    $20,092,059         93%          $37.48
---------------------------------------------------------------------------------------------------------------------------------

Other Tenants                           NAP            37,700       7%    $ 1,414,437          7%          $37.52        Various
Vacant Space                            NAP                 0       0%    $         0          0%          $ 0.00          NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                573,735     100%    $21,506,496        100%          $37.49
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company if the parent guarantees the lease.

     ESCROWS AND RESERVES. Upon an event of default in accordance with the related loan documents, the 75 Park Place Borrower is required to escrow 1/12 of annual real estate taxes, insurance premiums, and operating expenses monthly. At closing, the 75 Park Place Borrower deposited $3,600,000 for tenant improvements and leasing commissions.

     LOCKBOX AND CASH MANAGEMENT. A springing hard lockbox is in place with respect to the 75 Park Place Loan.

     PROPERTY MANAGEMENT. The 75 Park Place Property is managed by Jack Resnick
& Sons, which is an affiliate of the 75 Park Place Borrower. The management agreement is subordinate to the 75 Park Place Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Provided no event of default has occurred or is occurring under the related loan documents, an entity meeting the requirements of the loan agreement, including holding a direct or indirect one hundred percent interest in the 75 Park Place Borrower and having been formed in order to serve as a mezzanine borrower, may incur mezzanine debt, provided several additional conditions are met. These conditions include, but are not limited to (i) collateral for the mezzanine loan consisting of only pledges of the 75 Park Place Borrower's direct or indirect equity interests,
(ii) the mezzanine lender entering into an intercreditor agreement and (iii) the
LTV immediately following the closing of the mezzanine loan based on the 75 Park
Place loan and the mezzanine loan of no greater than 70%.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the 75 Park Place Loan and the 75
Park Place Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-47

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 29 - ROSSLYN HEIGHTS
--------------------------------------------------------------------------------

                   Rosslyn Heights (Photos) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-48

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 29 - ROSSLYN HEIGHTS
--------------------------------------------------------------------------------

                     Rosslyn Heights (Map) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-49

--------------------------------------------------------------------------------
                     MORTGAGE LOAN NO. 29 - ROSSLYN HEIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:                         $64,200,000

CUT-OFF DATE BALANCE:                     $64,200,000

SHADOW RATING (FITCH/S&P):                NAP

LOAN PURPOSE:                             Refinance

FIRST PAYMENT DATE:                       December 5,  2006

INTEREST RATE:                            5.570%

AMORTIZATION:                             Interest Only

ARD:                                      NAP

HYPERAMORTIZATION:                        NAP

MATURITY DATE:                            November 5, 2011

EXPECTED MATURITY BALANCE:                $64,200,000

SPONSOR:                                  Ralph Dweck

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout until 25 months after the
                                          REMIC start-up day, with U.S. Treasury
                                          defeasance thereafter. Prepayable
                                          without a premium any time after
                                          August 4, 2011.

LOAN PER UNIT:                            $175,410

UP-FRONT RESERVES:                        RE Tax:                   $98,415

                                          Insurance:                $11,648

                                          Deferred Maintenance:     $49,525

ONGOING RESERVES:                         RE Tax:                   $49,207

                                          Insurance:                $ 5,824

                                          Cap Ex(1):                $ 6,100

LOCKBOX:                                  Soft, Springing to Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Multifamily

PROPERTY SUB-TYPE:                        Mid-Rise

LOCATION:                                 Rosslyn, VA

YEAR BUILT/RENOVATED:                     1987-1989/2002-2006

PERCENT LEASED(2):                        96.5%

UNITS:                                    366

THE COLLATERAL:                           Six 6-story residential towers

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Gates, Hudson & Associates, Inc.

3RD MOST RECENT NET OP. INCOME (AS OF):   $4,578,078 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $5,150,051 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $5,202,976 (TTM 07/31/2006)

U/W NET OP. INCOME:                       $5,430,536

U/W NET CASH FLOW:                        $5,320,736

U/W OCCUPANCY:                            95.0%

APPRAISED VALUE:                          $101,800,000

CUT-OFF DATE LTV:                         63.1%

MATURITY DATE LTV:                        63.1%

DSCR:                                     1.47x

POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)  Subject to a cap of $73,200.

(2)  Based on the rent roll dated October 1, 2006.

THE ROSSLYN HEIGHTS LOAN

     THE LOAN. The sixth largest loan (the "Rosslyn Heights Loan"), as evidenced by the Promissory Note and Loan Agreement, is secured by a first priority fee
Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture
Filing encumbering the 366 unit mid-rise apartment complex known as Rosslyn
Heights, located in Rosslyn, VA (the "Rosslyn Heights Property"). The Rosslyn
Heights Loan was originated on October 31, 2006 by or on behalf of Prudential
Mortgage Capital Funding, LLC.

     THE BORROWER. The borrower is Rosslyn Heights, LLC, a Virginia limited liability company (the "Rosslyn Heights Borrower") that owns no material asset other than the Rosslyn Heights Property and related interests. The Rosslyn
Heights Borrower is controlled by the sponsor Ralph Dweck. Since 1972, Mr. Dweck has developed or acquired a variety of properties throughout the Washington,
D.C. metropolitan area including over 300,000 square feet of retail shopping centers, 1.5 million square feet of warehouse space, 4,500 apartment units and over 2.0 million square feet of office space. Ralph Dweck is required to maintain a minimum net worth of $20 million throughout the term of the Rosslyn
Heights Loan.

     THE PROPERTY. The Rosslyn Heights Property is located in Rosslyn, VA, at
1804 North Quinn Street, a short distance from Washington, D.C., directly across the Potomac River. The Rosslyn Heights Property was originally constructed between 1987 and 1989, and renovated between 2002 and 2006. It consists of 366 units among six 6-story mid-rise apartment buildings. The Rosslyn Heights
Property is situated on approximately 6.77 acres and includes 419 parking spaces. Recent renovations at the Rosslyn Heights Property totaled approximately
$4.2 million comprising landscape improvements, party room redecoration, exterior lighting improvements, siding and painting improvements, roof replacement and concrete masonry repairs.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-50

                                               AVERAGE SF  AVERAGE MONTHLY  AVERAGE MONTHLY
UNIT TYPE(1)  NUMBER OF UNITS  PERCENT LEASED   PER UNIT    RENT PER UNIT     RENT PER SF
------------  ---------------  --------------  ----------  ---------------  ---------------

1-Bedroom           255             96.5%           919         $1,749           $1.90
2-Bedroom           111             96.4%         1,063         $2,034           $1.91
TOTAL               366             96.5%           963         $1,836           $1.91

(1)  The above table is based on the appraisal and the rent roll dated October
     1, 2006.

     ESCROWS AND RESERVES. The Rosslyn Heights Borrower is required to escrow
1/12 of estimated annual real estate taxes and insurance premiums monthly. The amounts shown under the Loan Information section above are the current monthly collections. Also, the Rosslyn Heights Borrower is required to escrow $6,100 monthly for ongoing replacement reserves, subject to a cap of $73,200.

     LOCKBOX AND CASH MANAGEMENT. A soft lockbox is in place with respect to the
Rosslyn Heights Loan. An account was established at the closing of the Rosslyn
Heights Loan in the name of the Rosslyn Heights Borrower and under the control of the lender. A hard lockbox will be established if an event of default occurs or if the DSCR of the Rosslyn Heights Loan falls below 1.10x on a 30-year amortizing basis.

     PROPERTY MANAGEMENT. The Rosslyn Heights Property is managed by Gates,
Hudson & Associates, Inc., which is not affiliated with the Rosslyn Heights
Borrower. The management agreement is subordinate to the Rosslyn Heights Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Rosslyn Heights Loan and the
Rosslyn Heights Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-51

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 30 - GATEWAY CENTER IV
--------------------------------------------------------------------------------

                  Gateway Center IV (Photos) has been Omitted.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-52

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 30 - GATEWAY CENTER IV
--------------------------------------------------------------------------------

                   Gateway Center IV (Map) has been Omitted.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-53

--------------------------------------------------------------------------------
                    MORTGAGE LOAN NO. 30 - GATEWAY CENTER IV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:            $61,000,000

CUT-OFF DATE BALANCE:        $61,000,000

SHADOW RATING (FITCH/S&P):   NAP

LOAN PURPOSE:                Acquisition

FIRST PAYMENT DATE:          December 1, 2006

INTEREST RATE:               5.960%

AMORTIZATION:                Interest only through November 1, 2011. Principal
                             and interest payments of $364,158.58 beginning
                             December 1, 2011 through the maturity date.

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               November 1, 2016

EXPECTED MATURITY BALANCE:   $57,111,536

SPONSOR(S):                  Steven Greenberg and Jeffrey Greenberg

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Locked out until 2 years after the REMIC "start-up"
                             day, with U.S. Treasury defeasance thereafter.
                             Prepayable without a premium from and after August
                             1, 2016.

LOAN PER SF:                 $186.47

UP-FRONT RESERVES:           RE Tax:                        $112,810

                             Insurance:                     $15,748

                             McCarter Lease Rollover(1):    $2,168,000

                             Master Lease Reserve(1):       $615,169

ONGOING RESERVES:            RE Tax:                        $112,810/month

                             Insurance:                     $7,874/month

                             Cap Ex(2):                     $5,262/month

                             McCarter Lease Rollover(1):    See "Escrows and
                                                            Reserves"

                             Prudential Lease Rollover(1):  Springing

                             Lease Termination Rollover(1): Springing

LOCKBOX:                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Urban

LOCATION:                                 Newark, NJ

YEAR BUILT/RENOVATED:                     1987/1992

PERCENT LEASED(3):                        97.9%

SQUARE FOOTAGE:                           327,135

THE COLLATERAL:                           15-story office building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      G4 Operating Company, LLC

3RD MOST RECENT NET OP. INCOME (AS OF):   $4,452,026 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $5,739,676 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $6,170,238 (TTM 08/31/2006)

U/W NET OP. INCOME:                       $5,532,415

U/W NET CASH FLOW:                        $5,205,016

U/W OCCUPANCY:                            95.0%

APPRAISED VALUE:                          $77,000,000

CUT-OFF DATE LTV:                         79.2%

MATURITY DATE LTV:                        74.2%

DSCR:                                     1.41x

POST IO DSCR:                             1.19x
--------------------------------------------------------------------------------

(1)  See "Escrows and Reserves" for specific details.

(2)  Monthly payments will not be required so long as the balance of the Cap Ex reserve account is at least $327,135.

(3)  Based on the rent roll dated November 1, 2006.

THE GATEWAY CENTER IV LOAN

     THE LOAN. The seventh largest loan (the "Gateway Center IV Loan") as evidenced by the Promissory Note is secured by a first priority fee Mortgage and
Security Agreement encumbering the approximately 327,135 square foot office building known as "Gateway Center IV", located in Newark, NJ (the "Gateway
Center IV Property"). The Gateway Center IV Loan was originated on October 24,
2006 by or on behalf of LaSalle Bank National Association.

     THE BORROWER. The borrowers are Heritage Gateway, LLC; Marine One
Associates III, LLC; Ridgewood 2000 Associates III, LLC; JPG Real Estate III,
LLC; and Ivy Gateway, LLC, each a Delaware limited liability company
(collectively, the "Gateway Center IV Borrower"). Each entity owns no material assets other than the Gateway Center IV Property and all entities are jointly and severally liable for the repayment of the Gateway Center IV Loan. The
Gateway Center IV Borrower holds title to the Gateway Center IV Property in fee as tenants-in-common. The sponsors of the Gateway Center IV Loan are Steven
Greenberg and Jeffrey Greenberg, both owners and managers of Heritage Management
Company, L.L.C., a real estate investment, development and management company.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-54

     THE PROPERTY. The Gateway Center IV Property is located at 100 Mulberry
Street in Newark, NJ. The Gateway Center IV Property was originally constructed in 1987 and renovated in 1992. It consists of an approximately 327,135 square foot, 15 story Class A office building, located within a four-building complex known as "Gateway Center". The Gateway Center IV Property is situated on approximately 1.6 acres and includes approximately 2,500 parking spaces that are shared between the four Gateway Center buildings.

                             LEASE ROLLOVER SCHEDULE

                                                                                      % OF TOTAL BASE   CUMULATIVE % OF TOTAL
                # OF LEASES   AVERAGE BASE RENT   % OF TOTAL SQUARE    CUMULATIVE %   RENTAL REVENUES        BASE RENTAL
    YEAR          ROLLING       PER SF ROLLING       FEET ROLLING     OF SF ROLLING       ROLLING          REVENUES ROLLING
-----------------------------------------------------------------------------------------------------------------------------

   Vacant            1              $ 0.00                2%                 2%              0%                         0%
     MTM             4              $ 4.04                2%                 4%              0%                         0%
    2006             0              $ 0.00                0%                 4%              0%                         0%
    2007             0              $ 0.00                0%                 4%              0%                         0%
    2008             1              $27.68               45%                49%             50%                        50%
    2009             1              $27.75                1%                50%              1%                        51%
    2010             0              $ 0.00                0%                50%              0%                        51%
    2011             0              $ 0.00                0%                50%              0%                        51%
    2012             0              $ 0.00                0%                50%              0%                        51%
    2013             0              $ 0.00                0%                50%              0%                        51%
    2014             2              $24.48               50%               100%             49%                       100%
    2015             0              $ 0.00                0%               100%              0%                       100%
2016 & Beyond        0              $ 0.00                0%               100%              0%                       100%

        The following table presents certain information relating to the major tenants at the Gateway Center IV Property:

                                                                                          % OF TOTAL     ANNUALIZED
                                  CREDIT RATING                            ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                     (FITCH/        TENANT                UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
          TENANT NAME            MOODY'S/S&P)(1)     RSF     % OF NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

McCarter & English, LLP             --/--/--       147,232       45%       $4,075,272         50%          $27.68      02/29/2008
The Prudential Insurance
   Company of America              AA-/Aa3/AA-     140,670       43%       $3,381,023         41%          $24.04      12/31/2014
United Healthcare Services Inc.      A/A2/A         22,575        7%       $  615,169          8%          $27.25      03/31/2014
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             310,477       95%       $8,071,463         99%          $26.00
---------------------------------------------------------------------------------------------------------------------------------
Other Tenants                          NAP           9,688        3%       $   99,566          1%          $10.28       Various
Vacant Space                           NAP           6,970        2%       $        0          0%          $ 0.00         NAP
---------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                             327,135      100%       $8,171,028        100%          $24.98
---------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. The Gateway Center IV Borrower is required to escrow monthly 1/12 of annual real estate taxes and insurance premiums. The amounts shown as Ongoing Reserves in the Loan Information table above are the current monthly collections.

     At closing, the Gateway Center IV Borrower deposited $2,168,000 into a reserve account (the "McCarter Lease Rollover Account") with respect to the space leased to McCarter & English, LLP (the "McCarter Space"). Monthly payments in an amount equal to the lesser of (i) $122,133 or (ii) the amount available for the purpose of making the monthly payments under the provisions of the cash management agreement are required to be made until the balance of the McCarter
Lease Rollover Account is at least $4,000,000. If the balance of the McCarter
Lease Rollover Account is not at least $4,000,000 by February 1, 2008, the
Gateway Center IV Borrower will be required to deposit, no later than February
5, 2008, the amount that is required to bring the balance to $4,000,000.
Provided that there exists no event of default under the loan documents, funds in the McCarter Lease Rollover Account will be released to the Gateway Center IV
Borrower upon the satisfaction of certain terms and conditions, including, but not limited to: (i) McCarter & English, LLP renewing its lease of the entire
McCarter Space for a term of at least 10 years at an annual rent of not less than $28.00 per square foot, or (ii) an acceptable replacement tenant or tenants leasing all or a portion of the McCarter Space for a term of at least 10 years at an annual rent of not less than $28.00 per square foot. In the event a replacement tenant or tenants leases a portion of the McCarter Space, as set forth above, funds in the McCarter Lease Rollover Account will be released pro rata with the percentage of the McCarter Space leased.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-55

     In the event that either McCarter & English, LLP renews its lease for the entire McCarter Space for a term of at least 5 years, but less than 10 years, or a replacement tenant leases the entire McCarter Space for a term of at least 5 years, but less than 10 years, all funds in the McCarter Lease Rollover Account will be disbursed provided that no event of default exists. Thereafter, monthly payments payable by the Gateway Center IV Borrower will commence in an amount equal to the lesser of (i) $4,000,000 divided by the number of monthly payment dates occurring between the commencement date of the renewal term of the lease to McCarter & English, LLP or to a replacement tenant and February 1, 2013 or
(ii) the amount available for the purpose or making the monthly payments under provisions of the cash management agreement. Monthly payments will be required until the balance of the McCarter Lease Rollover Account is at least $4,000,000 and if the balance of the McCarter Lease Rollover Account is not at least
$4,000,000 by February 1, 2013, the Gateway Center IV Borrower will be required to deposit, no later than February 5, 2013, the amount that is required to bring the balance to $4,000,000.

     At closing, the Gateway Center IV Borrower deposited $615,169 into a reserve account (the "Master Lease Account"). Provided that there exists no event of default under the loan documents, $360,598 will be released to the
Gateway Center IV Borrower upon the satisfaction of certain terms and conditions, including, but not limited to: the Gateway Center IV Borrower receiving an executed lease from United Healthcare Services Inc. or an acceptable replacement tenant or tenants with a term of at least 5 years and a rent of no less than $27.75 per square foot for the portion of the Gateway
Center IV Property now leased to G4 Operating Company, LLC. The balance of the funds in the Master Lease Account will be released to the Gateway Center IV
Borrower when United Healthcare Services Inc. or a replacement tenant or tenants takes physical occupancy of the portion of the Gateway Center IV Property now leased to G4 Operating Company, LLC and begins paying rent.

     In the event that Prudential Insurance Company of America ("Prudential")
has not renewed its lease for a term of at least 5 years at an annual rent of no less than $25.00 per square foot, then commencing January 1, 2014, the Gateway
Center IV Borrower will be required to make monthly payments in an amount equal to $175,833 into a reserve account (the "Prudential Lease Rollover Account")
with respect to the space leased to Prudential (the "Prudential Space"). Monthly payments will be required until the balance of the Prudential Lease Rollover
Account is at least $2,110,000 and if the balance of the Prudential Lease
Rollover Account has not reached $2,110,000 by December 1, 2014, then the
Gateway Center IV Borrower is required to deposit the amount to bring the balance of the Prudential Lease Rollover Account to $2,110,000 by December 5,
2014. Provided that there exists no event of default under the loan documents, funds contained in the Prudential Lease Rollover Account will be released to the
Gateway Center IV Borrower upon the satisfaction of certain terms and conditions, including, but not limited to: (i) Prudential renewing its lease of the entire Prudential Space for a term of at least 5 years at an annual rent of no less than $25.00 per square foot or (ii) an acceptable replacement tenant or tenants leasing all or a portion of the Prudential Space for a term of at least
5 years at an annual rent of no less than $25.00 per square foot. In the event a replacement tenant or tenants leases a portion of the Prudential Space, funds in the Prudential Lease Rollover Account will be released pro rata based upon the percentage of Prudential Space leased by a replacement tenant(s).

     In the event that the Gateway Center IV Borrower receives a fee, payment, or other compensation from any tenant relating to or in exchange for the termination of such tenant's lease (a "Lease Termination Fee"), the Gateway
Center IV Borrower is required to deposit such Lease Termination Fee into a lease termination rollover account to be used by the Gateway Center IV Borrower
(i) for tenant improvements and leasing commissions with respect to releasing the space vacated by such tenant (a "Termination Space") and (ii) in the event there is any Rent Deficiency (as defined below) with respect to the Termination
Space, in replacement of rent payable to the Gateway Center IV Borrower. The difference between the amount of monthly rent received from the replacement tenant and the amount of monthly rent received from the previous tenant leasing a Termination Space is the "Rent Deficiency".

     The Gateway Center IV Borrower may post a letter of credit from an eligible institution, as defined in the loan documents, in lieu of making payments to any of the capital expenditure reserve account, the McCarter Lease Rollover Account, and/or the Prudential Lease Rollover Account, provided the aggregate amount of any letter of credit and cash on deposit with respect to the aforementioned accounts is at a minimum equal to the aggregate amount that the Gateway Center
IV Borrower is required to have on deposit as detailed above.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Gateway Center IV Loan. The lockbox will remain in place until the Gateway
Center IV Loan has been paid in full.

     PROPERTY MANAGEMENT. The Gateway Center IV Property is managed by G4
Operating Company, LLC, an affiliate of the Gateway IV Borrower. The management agreement is subordinate to the Gateway Center IV Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The parent entities of the
Gateway Center IV Borrower have obtained mezzanine financing in the amount of
$7,550,000 (the "Current Mezzanine Financing"). An intercreditor agreement is in effect between the lender and the mezzanine loan lender. Additionally, future mezzanine financing is permitted upon the satisfaction of certain terms and conditions, including, but not limited to: (i) the Current Mezzanine Financing has been paid in full, (ii) no event of default exists under the loan documents,
(iii) no indebtedness other than the Gateway Center IV Loan encumbers the
Gateway Center IV Property, (iv) the mezzanine loan and the Gateway Center IV
Loan results in (a) an aggregate LTV no greater than 90% and (b) an aggregate
DSCR no less than 0.94x and an aggregate DSCR based on an annual loan constant of 10.09% of no less than 0.70x, (v) the new mezzanine lender enters into an intercreditor agreement in form and substance acceptable to the lender and (vi)
a confirmation is received from each rating agency that the incurrence of such mezzanine loan will not cause the rating on any class of certificates to be qualified, withdrawn, or downgraded.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-56

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Gateway Center IV Loan and the
Gateway Center IV Property is set forth on Appendix II hereto.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-57

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 31 - GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------

                Gateway Office Building (Photos) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-58

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 31 - GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------

                 Gateway Office Building (Map) has been Omitted

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-59

--------------------------------------------------------------------------------
                 MORTGAGE LOAN NO. 31 - GATEWAY OFFICE BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                         $56,200,000

CUT-OFF DATE BALANCE:                     $56,200,000

SHADOW RATING (FITCH/S&P):                NAP

LOAN PURPOSE:                             Acquisition

FIRST PAYMENT DATE:                       December 1, 2006

INTEREST RATE:                            5.680%

AMORTIZATION:                             Interest Only

ARD:                                      NAP

HYPERAMORTIZATION:                        NAP

MATURITY DATE:                            November 1, 2016

EXPECTED MATURITY BALANCE:                $56,200,000

SPONSOR:                                  Jerold E. Williamson

INTEREST CALCULATION:                     Actual/360

CALL PROTECTION:                          Lockout until two years after the
                                          REMIC start-up date, with U.S.
                                          Treasury defeasance thereafter.
                                          Prepayable without penalty on and
                                          after August 1, 2016.

LOAN PER SF:                              $235.70

UP-FRONT RESERVES:                        RE Tax:                 $90,126
                                          TI/LC:                  $600,000
                                          Tenant Reserve(1):      $869,433
                                          Tenant Reserve(2):      $67,058
                                          Tenant Reserve(3):      $21,561
                                          Deferred Maintenance:   $155,304
                                          Free Rent:              $172,247

ONGOING RESERVES                          RE Tax:                 $45,063/month
                                          Insurance:              Springing
                                          TI/LC:                  $22,833/month
                                          CapEx:                  $3,378/month

LOCKBOX:                                  Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Urban

LOCATION:                                 Rockville, MD

YEAR BUILT/RENOVATED:                     1972/2001

PERCENT LEASED((4)):                      91.9%

SQUARE FOOTAGE:                           238,437

THE COLLATERAL:                           A nine-story office building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      McShea Management, Inc.

3RD MOST RECENT NET OP. INCOME (AS OF):   $2,879,424 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $2,779,475 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $3,021,210 (TTM 07/31/2006)

U/W NET OP. INCOME:                       $4,638,410

U/W NET CASH FLOW:                        $4,019,865

U/W OCCUPANCY:                            95.0%

APPRAISED VALUE:                          $72,000,000

CUT-OFF DATE LTV:                         78.1%

MATURITY DATE LTV:                        78.1%

DSCR:                                     1.24x

POST-IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)  With respect to the Structural Design Group tenant.

(2)  With respect to the Affiliated Engineers Metro DC tenant.

(3)  With respect to the Excelente Settlement, Inc. tenant.

(4)  Based on the rent roll dated November 1, 2006.

THE GATEWAY OFFICE LOAN

     THE LOAN. The sixth largest loan (the "Gateway Office Loan"), as evidenced by the Promissory Note, is secured by a first priority fee Deed of Trust (the
"Gateway Office Mortgage") encumbering the 238,437 square foot urban office building known as the Gateway Office Building, located in Rockville, MD (the
"Gateway Office Property"). The Gateway Office Loan was originated on October
26, 2006 by or on behalf of Morgan Stanley Mortgage Capital Inc.

     THE BORROWER. The borrower is Gateway Tower, LLC, a Maryland limited liability company (the "Gateway Office Borrower") that owns no material asset other than the Gateway Office Property and related interests. The Gateway Office
Borrower is wholly owned by Glenrock Joint Venture, which is 33.3% owned by
Jerold E. Williamson, the sponsor of the Gateway Office Loan, 33.3% by Leonard
M. Murphy, and 33.3% by Andrew V. Donnally, on an individual basis and through a limited partnership and revocable trusts.

     THE PROPERTY. The Gateway Office Property is located in Rockville, MD at
401 N. Washington Street, approximately twenty miles northwest of Washington,
D.C. It consists of a 238,437 square foot, nine-story urban office building and retail annex. It is situated on approximately 3.9 acres and includes a five-level parking garage that contains 676 parking spaces.

--------------------------------------------------------------------------------
This material was not prepared by the Morgan Stanley research departments.
Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-60

                             LEASE ROLLOVER SCHEDULE

                                                                                           CUMULATIVE
                                   AVERAGE                                   % OF TOTAL    % OF TOTAL
                                UNDERWRITTEN      % OF TOTAL   CUMULATIVE   BASE RENTAL   BASE RENTAL
                # OF LEASES   BASE RENT PER SF   SQUARE FEET     % OF SF      REVENUES      REVENUES
     YEAR         ROLLING          ROLLING         ROLLING       ROLLING      ROLLING       ROLLING
-----------------------------------------------------------------------------------------------------

     Vacant          1             $ 0.00             8%            8%           0%           0%
      MTM            0             $ 0.00             0%            8%           0%           0%
     2006            0             $ 0.00             0%            8%           0%           0%
     2007            0             $ 0.00             0%            8%           0%           0%
     2008            0             $ 0.00             0%            8%           0%           0%
     2009            3             $26.70             3%           11%           3%           3%
     2010            3             $29.01             5%           16%           5%           9%
     2011            1             $28.00            20%           37%          22%          30%
     2012            7             $28.65            13%           50%          15%          45%
     2013            6             $28.80            43%           93%          48%          92%
     2014            3             $28.95             7%          100%           8%         100%
     2015            0             $ 0.00             0%          100%           0%         100%
2016 & Beyond        0             $ 0.00             0%          100%           0%         100%
----------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Gateway Office Property:

                                                                                           % OF TOTAL     ANNUALIZED
                                        CREDIT RATING                       ANNUALIZED     ANNUALIZED    UNDERWRITTEN
                                           (FITCH/        TENANT   % OF    UNDERWRITTEN   UNDERWRITTEN     BASE RENT       LEASE
             TENANT NAME               MOODY'S/S&P)(1)     NRSF    NRSF   BASE RENT ($)     BASE RENT    ($ PER NRSF)   EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

The EMMES Corporation                      --/--/--       71,494    30%     $2,102,862         34%          $29.41      05/31/2013
ADP                                      AAA/Aaa/AAA      48,235    20%     $1,350,725         22%          $28.00      02/28/2011
GSA - Social Security Administration     AAA/Aaa1/AAA     12,230     5%     $  381,181          6%          $31.17      12/10/2012
Montgomery County                          --/--/--       12,230     5%     $  364,170          6%          $29.78      10/31/2012
Structural Design Group                    --/--/--       13,095     5%     $  353,565          6%          $27.00      11/30/2013
VanGrack, Axelson, Williamowsky,
Bender & Fishman                           --/--/--       10,754     5%     $  293,799          5%          $27.32      05/31/2014
Affiliated Engineers Metro, DC             --/--/--       10,796     5%     $  291,492          5%          $27.00      08/31/2013
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   178,834    75%     $5,137,794         82%          $28.73
----------------------------------------------------------------------------------------------------------------------------------
Other Tenants                                NAP          40,250    17%     $1,117,025         18%          $27.75        Various
Vacant                                       NAP          19,353     8%     $        0          0%          $ 0.00          NAP
----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                   238,437   100%     $6,254,819        100%          $28.55
----------------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

     ESCROWS AND RESERVES. On the closing date, the Gateway Office Borrower deposited $90,126 into a tax reserve, $600,000 into a tenant improvements and leasing commission reserve, and $172,247 into a free rent reserve. With respect to the Structural Design Group tenant, the Gateway Office Borrower deposited
$425,587 for tenant improvements, $370,000 for rent, and $73,846 for leasing commissions. With respect to the Excelente Settlements, Inc. tenant, the Gateway
Office Borrower deposited $21,561 for tenant improvements. With respect to the
Affiliated Engineers Metro tenant, the Gateway Office Borrower deposited $67,058 for tenant improvements.

     The Gateway Office Borrower is required to escrow 1/12 of the annual real estate taxes and insurance premiums monthly, provided however, that the insurance escrow requirement is suspended so long as the Gateway Office Borrower maintains all required insurance coverages and pays all premiums in full at least 30 days before policy expiration. On each monthly payment date beginning in January 1, 2007, the Gateway Office Borrower is required to deposit $3,378 into a capital expenditures reserve and $22,833 into a tenant improvement and leasing commissions reserve. These funds are required to be disbursed to the
Gateway Office Borrower upon the satisfaction of certain conditions set forth in the loan documents.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to the
Gateway Office Loan.

     PROPERTY MANAGEMENT. The Gateway Office Property is managed by McShea
Management, Inc.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. The parent company of the
Gateway Office Borrower, Glenrock Two, LLC, a Maryland limited liability company, has obtained mezzanine financing in the amount of $2,200,000. An intercreditor agreement is in effect between the lender and the mezzanine loan lender

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Please refer to important information and qualifications at the end of this material.
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                                      T-61

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Gateway Office Loan and the
Gateway Office Property is set forth on Appendix II hereto.

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Please refer to important information and qualifications at the end of this material.
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                                      T-63

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 32 - HARBOUR CENTRE
--------------------------------------------------------------------------------

                    Harbour Centre (Photos) has been Omitted

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Please refer to important information and qualifications at the end of this material.
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                                      T-64

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 32 - HARBOUR CENTRE
--------------------------------------------------------------------------------

                      Harbour Centre (Map) has been Omitted

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Please refer to important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

                                      T-65

--------------------------------------------------------------------------------
                      MORTGAGE LOAN NO. 32 - HARBOUR CENTRE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

ORIGINAL BALANCE:            $51,180,000

UT-OFF DATE BALANCE:         $51,180,000

SHADOW RATING (FITCH/S&P):   NAP

LOAN PURPOSE:                Acquisition

FIRST PAYMENT DATE:          June 1, 2006

INTEREST RATE:               5.610%

AMORTIZATION:                Interest only through May 1, 2011.  Principal and
                             interest payments of $294,136.43 beginning June
                             1, 2011 through the maturity date.

ARD:                         NAP

HYPERAMORTIZATION:           NAP

MATURITY DATE:               May 1, 2016

EXPECTED MATURITY BALANCE:   $47,703,673

SPONSOR:                     Triple Net Properties, LLC

INTEREST CALCULATION:        Actual/360

CALL PROTECTION:             Locked out until 2 years after the REMIC "start-up"
                             day, with U.S. Treasury defeasance thereafter.
                             Prepayable without a premium from and after
                             March 1, 2016.

LOAN PER SF:                 $235.79

UP-FRONT RESERVES:           RE Tax:                       $471,713
                             Insurance:                    $32,078
                             Cap Ex:                       $100,000
                             TI/LC(1):                     $1,000,000
                             Deferred Maintenance:         $100,000
                             TI/LC Holdback(2):            $571,650
                             Debt Service Holdback(2):     $180,000
                             Rent Abatement Holdback(2):   $550,020

ONGOING RESERVES:            RE Tax:                       $78,619/month
                             Insurance:                    $5,346/month
                             Cap Ex:                       $1,783/month
                             TI/LC(1):                     $17,945/month

LOCKBOX:                     Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Office

PROPERTY SUB-TYPE:                        Suburban

LOCATION:                                 Aventura, FL

YEAR BUILT/RENOVATED:                     2003/NAP

PERCENT LEASED(3):                        89.7%

SQUARE FOOTAGE:                           217,056

THE COLLATERAL:                           11-story office building and a
                                          one-story annex building

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Triple Net Properties Realty, Inc.

3RD MOST RECENT NET OP. INCOME (AS OF):   NAP

2ND MOST RECENT NET OP. INCOME (AS OF):   $1,787,691 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $4,118,126 (T-6 09/30/2006 Ann.)

U/W NET OP. INCOME:                       $4,700,833

U/W NET CASH FLOW:                        $4,458,821

U/W OCCUPANCY:                            90.2%

APPRAISED VALUE:                          $70,000,000

CUT-OFF DATE LTV:                         73.1%

MATURITY DATE LTV:                        68.1%

DSCR:                                     1.53x

POST IO DSCR:                             1.26x
--------------------------------------------------------------------------------

(1)  Monthly payments will not be required so long as the balance of the TI/LC reserve account is at least $400,000.

(2)  See "Escrows and Reserves" for specific details.

(3)  Based on the rent roll dated November 1, 2006.

THE HARBOUR CENTRE LOAN

     THE LOAN. The ninth largest loan (the "Harbour Centre Loan") as evidenced by the Promissory Note is secured by a first priority fee Mortgage, Security
Agreement and Fixture Filing encumbering an approximately 208,556 square foot office building, an approximately 8,500 square foot annex building and a detached parking garage, all known as "Harbour Centre", located in Aventura, FL
(the "Harbour Centre Property"). The Harbour Centre Loan was originated on April
28, 2006 by or on behalf of LaSalle Bank National Association.

     THE BORROWER. The borrowers are NNN Aventura Harbour Centre, LLC, a
Delaware limited liability company and 33 special purpose entities
(collectively, the "Harbour Centre Borrower"). Each entity owns no material assets other than the Harbour Centre Property and all entities are jointly and severally liable for the repayment of the Harbour Centre Loan. The Harbour
Centre Borrower

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material.
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                                      T-66

holds title to the Harbour Centre Property in fee as tenants-in-common. The sponsor of the Harbour Centre Borrower is Triple Net Properties, LLC ("Triple
Net"). Since 1998, Triple Net has specialized in providing 1031 replacement property solutions. As of November, 2006, Triple Net manages a portfolio of over
30.9 million square feet of office, industrial, multi-family and retail properties with a market value of more than $4.2 billion. Triple Net, and certain of its affiliates, are currently the subject of an SEC investigation and these affiliates that are public companies advised or managed by Triple Net have reported that numerical and other information in their securities offering disclosure documents were incorrect as further described under "RISK FACTORS -
Legal Action Arising Out Of Ordinary Business Could Adversely Affect Payments On
Your Certificates" in the free writing prospectus. Triple Net provided a special guaranty for any loss or liability arising from the SEC investigation.

     THE PROPERTY. The Harbour Centre Property is located at 18851 NE 29th
Avenue in Aventura, FL, approximately 13.5 miles north of the Miami central business district. The Harbour Centre Property was constructed in 2003. The
Harbour Centre Property consists of an approximately 208,556 square foot
11-story Class A office building, an approximately 8,500 square foot one-story annex building and a seven-story detached parking garage with approximately
1,003 parking spaces. The Harbour Centre Property is situated on approximately
3.840 acres.

                             LEASE ROLLOVER SCHEDULE

                            AVERAGE BASE   % OF TOTAL  CUMULATIVE   % OF TOTAL    CUMULATIVE %
               # OF LEASES  RENT PER SF   SQUARE FEET   % OF SF    BASE RENTAL    OF TOTAL BASE
    YEAR         ROLLING    ROLLING         ROLLING     ROLLING      ROLLING    REVENUES ROLLING
------------------------------------------------------------------------------------------------

   Vacant            1        $0.00            10%         10%          0%            0%
     MTM             0        $0.00             0%          0%          0%            0%
    2006             0        $0.00             0%         10%          0%            0%
    2007             1       $21.00             6%         16%          6%            6%
    2008             2       $24.62             2%         18%          2%            8%
    2009             7       $25.83             6%         25%          7%           15%
    2010            10       $25.17            16%         41%         18%           34%
    2011             3       $24.47             3%         44%          4%           37%
    2012             0        $0.00             0%         44%          0%           37%
    2013             5       $25.95            18%         63%         21%           59%
    2014             5       $25.65            18%         80%         20%           79%
    2015             3       $24.19            20%        100%         21%          100%
2016 & Beyond        0        $0.00             0%        100%          0%          100%
------------------------------------------------------------------------------------------------

     The following table presents certain information relating to the major tenants at the Harbour Centre Property:

                                                                                     % OF TOTAL    ANNUALIZED
                                 CREDIT RATING                        ANNUALIZED     ANNUALIZED   UNDERWRITTEN
                                    (FITCH/       TENANT             UNDERWRITTEN   UNDERWRITTEN    BASE RENT       LEASE
          TENANT NAME           MOODY'S/S&P)(1)    NRSF   % OF NRSF  BASE RENT ($)    BASE RENT   ($ PER NRSF)    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------

Aventura Business Center, Inc.      --/--/--      19,410       9%      $  483,914        11%         $24.93       12/31/2013
Bank Hapoalim, B.M.                BBB+/A2/A-     19,963       9%      $  472,923        11%         $23.69     04/30/2015(2)
UBS Financial Services Inc.       AA+/Aa2/AA+     19,127       9%      $  459,725        11%         $24.04     02/28/2014(3)
Parthenon Salon Studios
   at Aventura, LLC                 --/--/--      12,029       6%      $  327,528         8%         $27.23       04/30/2015
DTG of Aventura, Inc.               --/--/--      11,295       5%      $  317,161         7%         $28.08       06/30/2014
Roth, Rousso & Darrach, P.A.        --/--/--       9,705       4%      $  257,401         6%         $26.52       10/31/2013
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                            91,529      42%      $2,318,652        53%         $25.33
-----------------------------------------------------------------------------------------------------------------------------
Other Tenants                         NAP        103,121      48%      $2,047,361        47%         $19.85        Various
Vacant Space                          NAP         22,406      10%      $        0         0%          $0.00          NAP
-----------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                           217,056     100%       4,366,013       100%         $20.11
-----------------------------------------------------------------------------------------------------------------------------

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Tenant has a one time right to terminate its lease between the 60th-72nd months of the lease term upon nine months notice to the Harbour Centre
     Borrower. The fee for termination shall consist of (i) reimbursement to the
     Harbour Centre Borrower of $10.00 per square foot attributable to the tenant improvement allowance for the initial term for that portion of the lease so terminated and (ii) a payment equal to the estimated average rent due for the first six months after such lease termination.

(3)  Tenant shall have the option to terminate its lease or reduce its square footage by up to 10,000 rentable square feet prior to the expiration of the fifth year of its lease term. Both a cancellation of its lease or a reduction in rentable square footage shall require written notice from tenant to the Harbour Centre Borrower of at least six months prior to the expiration of the fifth year of the lease term. In the event the tenant elects to exercise its cancellation option or reduce its square footage, the tenant shall pay to the Harbour Centre Borrower a fee equal to the unamortized tenant improvement allowance and unamortized real estate brokerage commissions paid or to be paid by the Harbour Centre Borrower.

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                                      T-67

     ESCROWS AND RESERVES. The Harbour Centre Borrower is required to escrow monthly 1/12 of annual real estate taxes and insurance premiums. The amounts shown as Ongoing Reserves in the Loan Information Table above are the current monthly collections.

     At closing, the Harbour Centre Borrower deposited $571,650 into a TI/LC holdback account (the "TI/LC Holdback Account") to be used to pay for tenant improvements for the following tenants: H.G. Management Services, LLC ($99,600);
Knightsbridge Holdings, L.L.C. ($62,100); Sky Development Group LLC ($146,450);
and Sofie's Gourmet, Inc. ($263,500). Provided that there exists no event of default under the loan documents, the funds in the TI/LC Holdback Account shall be released to the Harbour Centre Borrower upon the satisfaction of certain terms and conditions including, but not limited to the following: (i)
incrementally upon completion of approved tenant improvements for each tenant and (ii) the Harbour Centre Borrower furnishing to lender estoppels from each of the tenants.

     At closing, the Harbour Centre Borrower deposited $180,000 into a reserve account (the "Debt Service Holdback Account") with respect to the monthly debt service payments associated with the Harbour Centre Loan. Provided that there exists no event of default under the loan documents, the funds in the Debt
Service Holdback Account shall be released to the Harbour Centre Borrower upon the Harbour Centre Borrower satisfying the following: (i) delivery of evidence satisfactory to lender that each of H.G. Management Services, LLC, Knightsbridge
Holdings, L.L.C., Sky Development Group LLC and Sofie's Gourmet, Inc. are in
occupancy of at least 17,826 rentable square feet of space in the Harbour Centre
Property, open for business, and paying rent pursuant to the terms of their respective leases (without any outstanding rights of offset or rent credit),
(ii) delivery of estoppels from the foregoing tenants certifying, among other things, that all tenant improvements required to be made or paid for by the
Harbour Centre Borrower have been completed and accepted by such tenants without any qualifications and (iii) all leasing commissions to be paid by the Harbour
Centre Borrower under such tenant leases have been paid in full.

     At closing, the Harbour Centre Borrower deposited $550,020 into a reserve account (the "Rent Abatement Holdback Account") for the three separate rent abatement periods that DTG of Aventura, Inc. is provided pursuant to its lease terms. Provided that there exists no event of default under the loan documents, funds held in the Rent Abatement Holdback Account shall be released to the
Harbour Centre Borrower on certain terms and conditions including the following:
(i) on the first day of the month following the last day of the 24th month of the lease term, the Harbour Centre Borrower shall be entitled to a disbursement from the Rent Abatement Holdback Account in the amount of $209,409; (ii) on the first day of the month following the last day of the 36th month of the lease term, the Harbour Centre Borrower shall be entitled to a disbursement from the
Rent Abatement Holdback Account in the amount of $164,914; and (iii) on the first day of the month following the last day of the 45th month of the lease term, the Harbour Centre Borrower shall be entitled to a disbursement from the
Rent Abatement Holdback Account in the amount of $175,697, together with all accrued interest in the Rent Abatement Holdback Account. The commencement date of the DTG Aventura, Inc. lease was June 16, 2004.

     LOCKBOX AND CASH MANAGEMENT. A hard lockbox is in place with respect to
Harbour Centre Loan. The lockbox will remain in place until the Harbour Centre
Loan has been paid in full.

     PROPERTY MANAGEMENT. The Harbour Centre Property is managed by Triple Net
Properties Realty, Inc., an affiliate of the Harbour Centre Borrower. The management agreement is subordinate to the Harbour Centre Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Harbour Centre Loan and the
Harbour Centre Property is set forth on Appendix II hereto.

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                                      T-69

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 33 - 65, 75, 77 PROSPECT STREET
--------------------------------------------------------------------------------

             65, 75, 77 Prospect Street (Photos) has been Omitted.

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                                      T-70

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                MORTGAGE LOAN NO. 33 - 65, 75, 77 PROSPECT STREET
--------------------------------------------------------------------------------

               65, 75, 77 Prospect Street (Map) has been Omitted.

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                                      T-71

--------------------------------------------------------------------------------
                MORTGAGE LOAN NO. 33 - 65, 75, 77 PROSPECT STREET
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
ORIGINAL BALANCE:                      $49,000,000

CUT-OFF DATE BALANCE:                  $49,000,000

SHADOW RATING (FITCH/S&P):             NAP

LOAN PURPOSE:                          Refinance

FIRST PAYMENT DATE:                    November 1, 2006

INTEREST RATE:                         6.000%

AMORTIZATION:                          Interest Only

ARD:                                   NAP

HYPERAMORTIZATION:                     NAP

MATURITY DATE:                         October 1, 2016

EXPECTED MATURITY BALANCE:             $49,000,000

SPONSOR:                               Jason Schlesinger

INTEREST CALCULATION:                  Actual/360

CALL PROTECTION:                       Locked out until 2 years after the REMIC
                                       "start-up" day, with U.S. Treasury
                                       defeasance thereafter. Prepayable without
                                       penalty on and after July 1, 2016.

LOAN PER UNIT:                         $181,481

UP-FRONT RESERVES:                     RE Tax:                $137,809
                                       Insurance              $78,721
                                       Deferred Maintenance:  $225,000
ONGOING RESERVES:                      RE Tax:                $34,452/month
                                       Insurance:             $11,246/month
                                       Cap Ex:                $5,625/month

LOCKBOX:                               None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:                   Single Asset

PROPERTY TYPE:                            Multifamily

PROPERTY SUB-TYPE:                        Mid-Rise

LOCATION:                                 Stamford, CT

YEAR BUILT/RENOVATED:                     1956, 1963/1999

PERCENT LEASED(1):                        98.1%

UNITS:                                    270

THE COLLATERAL:                           Apartment complex comprised of three
                                          buildings totaling 270 units

OWNERSHIP INTEREST:                       Fee

PROPERTY MANAGEMENT:                      Ceebraid-Signal Management Group, Ltd.

3RD MOST RECENT NET OP. INCOME (AS OF):   $3,603,471 (TTM 12/31/2004)

2ND MOST RECENT NET OP. INCOME (AS OF):   $3,735,140 (TTM 12/31/2005)

MOST RECENT NET OP. INCOME (AS OF):       $3,843,193 (TTM 07/312006)

U/W NET OP. INCOME:                       $3,694,647

U/W NET CASH FLOW:                        $3,627,147

U/W OCCUPANCY:                            95.0%

APPRAISED VALUE:                          $66,800,000

CUT-OFF DATE LTV:                         73.4%

MATURITY DATE LTV:                        73.4%

DSCR:                                     1.22x

POST IO DSCR:                             NAP
--------------------------------------------------------------------------------

(1)  Based on the rent roll dated August 28, 2006.

THE 65, 75, 77 PROSPECT STREET LOAN

     THE LOAN. The tenth largest loan (the "Prospect Street Loan") as evidenced by a Promissory Note (the "Prospect Street Note") is secured by a first priority fee Assignment of Leases and Rents (the "Prospect Street Mortgage") encumbering the 320,304 square foot apartment complex known as 65, 75, and 77 Prospect
Street, located in Stamford, CT (the "Prospect Street Property"). The Prospect
Street Loan was originated on September 19, 2006 by or on behalf of Morgan
Stanley Mortgage Capital Inc.

     THE BORROWER. The borrowers are Collins Prospect, LLC, a Connecticut limited liability company and CSC-65 Prospect, LLC, a Connecticut limited liability company (together, the "Prospect Street Borrower") that own no material assets other than the Prospect Street Property and related interests.
The Prospect Street Borrower is wholly owned by Jason Schlesinger, the sponsor of the Prospect Street Loan.

     THE PROPERTY. The Prospect Street Property is located in Stamford, CT, at
65, 75 and 77 Prospect Street. The Prospect Street Property is located 35 miles northeast of New York City. The Prospect Street Property was originally constructed in 1956 and 1963, and was renovated in 1999. The three-building property contains 320,304 gross square feet (including basement parking space)
with a total of 270 units. 65 Prospect Street is a nine-story building, 75
Prospect Street is a three-story building, and 77 Prospect Street is a 12-story building. The Prospect Street Property is situated on approximately 2.09 acres and includes 264 parking spaces.

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--------------------------------------------------------------------------------

                                      T-72

                NUMBER                     AVERAGE SF   AVERAGE MONTHLY   AVERAGE MONTHLY RENT
UNIT TYPE(1)   OF UNITS   PERCENT LEASED    PER UNIT     RENT PER UNIT           PER SF
----------------------------------------------------------------------------------------------

Studio             28         100.0%            618         $1,376               $2.23
1-Bedroom         159         100.0%            810         $1,549               $1.91
2-Bedroom          65          93.8%          1,199         $2,049               $1.71
3-Bedroom          18          94.4%          1,253         $2,354               $1.88
TOTAL             270          98.2%            913         $1,705               $1.87

(1)  The above table is based on the rent roll dated October 28, 2006.

     ESCROWS AND RESERVES. On the closing date, the Prospect Street deposited with the originating lender $137,809 into a real estate tax reserve and $78,721 into an insurance reserve. The Prospect Street Borrower is required to escrow
1/12 of the annual real estate taxes and insurance premiums monthly. On the closing date, the Prospect Street Borrower deposited with the originating lender
$225,000 into a deferred maintenance reserve and must also deposit $5,625 each month into a capital expenditure reserve.

     PROPERTY MANAGEMENT. The Prospect Street Property is managed by
Ceebraid-Signal Management Group, Ltd., which is an affiliate of the Prospect
Street Borrower. The management agreement is subordinate to the Prospect Street
Loan.

     MEZZANINE LOAN AND PREFERRED EQUITY INTEREST. Not allowed.

     ADDITIONAL SECURED INDEBTEDNESS (NOT INCLUDING TRADE DEBTS). Not allowed.

     RELEASE OF PARCELS. Not allowed.

     Certain additional information regarding the Prospect Street Loan and the
Prospect Street Property is set forth on Appendix II hereto.

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                                      T-75

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                                      T-76